UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21457

Name of Fund: BlackRock Bond Allocation Target Shares

Series C Portfolio

Series M Portfolio

Series N Portfolio

Series S Portfolio

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Anne F. Ackerley, Chief Executive Officer, BlackRock Bond Allocation Target Shares, 55 East 52nd Street, New York, NY 10055.

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 03/31/2010

Date of reporting period: 03/31/2010

Item 1	–	Report to Stockholders

BlackRock Bond Allocation Target Shares ANNUAL REPORT | MARCH 31, 2010

Series C Portfolio

Series M Portfolio

Series N Portfolio

Series S Portfolio

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

2	BLACKROCK BOND ALLOCATION TARGET SHARES	MARCH 31, 2010

Dear Shareholder

The past year has seen a remarkable turnaround from the conditions that plagued the global economy and financial markets in 2008 through early 2009. In our opinion, the “Great Recession” likely ended at some point last summer, thanks primarily to massive fiscal and monetary stimulus. From that point, the global economy has moved into recovery mode and, we believe, is getting ready to start transitioning into an expansion.

Global equity markets bottomed in early 2009 and since that time have soared dramatically higher as investors were lured back into the markets by depressed valuations, desire for higher yields and increasing confidence that all-out financial disaster had been averted. There have been several corrections along the way and volatility levels have remained elevated — reflections of mixed economic data, lingering deflation issues (especially in Europe) and concerns over the future direction of interest rates. On balance, however, strong corporate earnings and a positive macro backdrop have helped keep the equity bull market intact. From a geographic perspective, US equities have generally outpaced their international counterparts in recent months, as the domestic economic recovery has been more pronounced.

Within fixed income markets, improving economic conditions, concerns over the US deficit and a lack of demand at recent Treasury auctions have recently conspired to push Treasury yields higher (and prices correspondingly lower). In this environment, Treasuries have dramatically underperformed other areas of the bond market, particularly the high yield sector, which has been benefiting from increased investor demand. Meanwhile, municipal bonds outperformed taxable sectors over the twelve-month period thanks to continued high demand levels, but have struggled in recent months against a weak fundamental backdrop marked by ongoing state and local budget problems. As in the taxable arena, high yield municipals have been outperforming the rest of the market.

Regarding cash investments, yields on money market securities remain near all-time lows (producing returns only marginally above zero percent), with the Federal Open Market Committee reiterating that economic circumstances are likely to necessitate an accommodative interest rate stance for an “extended period.”

Against this backdrop, the major market averages posted the following returns:

Total Returns as of March 31, 2010	6-month	12-month
US equities (S&P 500 Index)	11.75%	49.77%
Small cap US equities (Russell 2000 Index)	13.07	62.76
International equities (MSCI Europe, Australasia, Far East Index)	3.06	54.44
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.05	0.17
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(2.62)	(6.30)
Taxable fixed income (Barclays Capital US Aggregate Bond Index)	1.99	7.69
Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	0.28	9.69
High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	10.97	55.64

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Global financial markets continue to show signs of improvement, but questions about the strength and sustainability of the recovery abound. Through periods of uncertainty, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine, as well as its quarterly companion newsletter, Shareholder Perspectives. As always, we thank you for entrusting BlackRock with your investments, and we look forward to your continued partnership in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT

3

Fund Summary as of March 31, 2010	Series C Portfolio

Portfolio Management Commentary

How did the Fund perform?

•

The Fund’s total return underperformed that of its benchmark for the 12-month period. (The Fund compares its performance against the Barclays Capital US Credit Index. However, because shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients, comparisons of the Fund’s performance to that of the benchmark will differ from comparisons of the benchmark against the performance of the separately managed accounts.)

What factors influenced performance?

•

The Fund benefited from its allocation to investment-grade corporate credit during the period. In particular, the Fund’s exposure to the financials and industrials sectors of the market contributed to performance.

•	Overall duration management and yield curve positioning — both of which were traded tactically throughout the period — detracted from Fund performance.

Describe recent portfolio activity.

•

During the latter half of 2009 and through the end of the reporting period, we looked to increase the Fund’s allocation to investment-grade corporate credit. In doing so, we focused on high-quality industrials and utilities names as the credit markets continued to rally, with earnings and economic data surprising to the upside.

Describe Fund positioning at period end.

•

At period end, the Fund was almost fully invested in corporate bonds, with approximately 97% of assets invested in investment-grade credit, 1% in high yield securities and 2% in non-US government-guaranteed debt. We also held small out-of-index allocations in US Treasuries, agency debt and FDIC-guaranteed debt. We continue to focus on higher-quality names, favoring non-cyclical industries and companies with strong balance sheets. From a sector perspective, the Fund’s largest overweight relative to the benchmark is in industrials. We also hold an overweight in financials and an underweight in utilities. The Fund ended the period with a slightly short duration relative to the benchmark and a yield-curve-flattening bias.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
Corporate Bonds	90%
Preferred Securities	3
Foreign Agency Obligations	3
Taxable Municipal Bonds	2
Foreign Government Obligations	2

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA/Aaa[2]	2%
AA/Aa	22
A	42
BBB/Baa	34

1	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service (“Moody’s”) ratings.

2	Includes U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations which are deemed AAA/Aaa by the investment advisor.

4	BLACKROCK BOND ALLOCATION TARGET SHARES	MARCH 31, 2010

Fund Summary (concluded)	Series C Portfolio

Total Return Based on a $10,000 Investment

1	The Fund is non-diversified and will primarily invest its assets in investment grade corporate fixed income securities.

2	An unmanaged index that includes publicly issued US corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements.

3	Commencement of operations.

Performance Summary for the Period Ended March 31, 2010

		Average Annual Total Returns[4]
	6-Month Total Returns	1 Year	5 Year	Since Inception[5]
Series C Portfolio	3.55%	18.68%	5.37%	4.98%
Barclays Capital US Credit Index	3.33	20.83	5.37	4.91

4	See “About Fund Performance” on page 12 for a detailed description of performance related information.

5	The Fund commenced operations on October 1, 2004. Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value October 1, 2009	Ending Account Value March 31, 2010	Expenses Paid During the Period[6]	Beginning Account Value October 1, 2009	Ending Account Value March 31, 2010	Expenses Paid During the Period[6]
Series C Portfolio	$1,000	$1,035.50	$0.00	$1,000	$1,024.93	$0.00

6	For shares of the Fund, expenses are equal to the annualized expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the Fund. This agreement has no fixed term.

7	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half-year divided by 365.

See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

BLACKROCK BOND ALLOCATION TARGET SHARES	MARCH 31, 2010	5

Fund Summary as of March 31, 2010	Series M Portfolio

Portfolio Management Commentary

How did the Fund perform?

•

The Fund’s total return outperformed that of its benchmark for the 12-month period. (The Fund compares its performance against the Barclays Capital MBS Index. However, because shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients, comparisons of the Fund’s performance to that of the benchmark will differ from comparisons of the benchmark against the performance of the separately managed accounts.)

What factors influenced performance?

•

A combination of continued accommodative policy from the Federal Reserve (Fed) and improved economic fundamentals have kept market volatility low and demand for higher-yielding assets robust. The Fund’s exposure to spread assets, particularly commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS), was the main driver of performance, as spread sectors outperformed during the period.

•

An underweight in agency mortgage-backed securities (MBS) detracted from Fund performance, as the sector benefited from government support through the Fed’s purchase program. The Fund’s duration management and yield curve positioning also detracted from performance over the 12 months.

•	The Fund’s cash position (18% at period end) served primarily to offset futures contracts and TBA trades and, therefore, did not have a material impact on performance during the six-month period.

Describe recent portfolio activity.

•

During the annual period, we reduced the Fund’s exposure to CMBS selling into strength as the market continued to rally. The proceeds from these sales were primarily allocated to agency MBS and ABS, which stood to benefit from continued government support. We also added exposure to agency and FDIC-guaranteed debt, which we believed was attractive versus US Treasuries.

Describe Fund positioning at period end.

•

Though the market has experienced a tremendous rally in spread assets, we continue to see value across the securitized sectors. Accordingly, at period end, the Fund holds non-index positions in CMBS and ABS. It also holds small allocations to agency and FDIC-guaranteed debt. The Fund ended the period with a long duration versus its benchmark and a yield-curve-flattening bias.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
Non-Agency Mortgage-Backed Securities	42%
U.S. Government Sponsored Agency Securities	26
U.S. Treasury Obligations	17
Asset-Backed Securities	15

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA/Aaa[2]	99%
AA	1

1	Using the higher of S&P’s or Moody’s ratings.

2	Includes U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations which are deemed AAA/Aaa by the investment advisor.

6	BLACKROCK BOND ALLOCATION TARGET SHARES	MARCH 31, 2010

Fund Summary (concluded)	Series M Portfolio

Total Return Based on a $10,000 Investment

1	The Fund is non-diversified and will primarily invest its assets in investment grade commercial and residential mortgage-backed securities, asset-backed securities, collateralized mortgage obligations, US Treasury and agency securities.

2	An index that includes the mortgage-backed pass-through securities of Government National Mortgage (GNMA), Federal National Mortgage Association (FNMA), and Federal Home Loan Mortgage Corporation (FHLMC) that meet the maturity and liquidity criteria.

3	Commencement of operations.

Performance Summary for the Period Ended March 31, 2010

		Average Annual Total Returns[4]
	6-Month Total Returns	1 Year	5 Year	Since Inception[5]
Series M Portfolio	2.61%	11.11%	4.11%	3.81%
Barclays Capital MBS Index	2.12	5.21	6.13	5.77

4	See “About Fund Performance” on page 12 for a detailed description of performance related information.

5	The Fund commenced operations on October 1, 2004.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value October 1, 2009	Ending Account Value March 31, 2010	Expenses Paid During the Period[6]	Beginning Account Value October 1, 2009	Ending Account Value March 31, 2010	Expenses Paid During the Period[6]
Series M Portfolio	$1,000	$1,026.10	$0.00	$1,000	$1,024.93	$0.00

6	For shares of the Fund, expenses are equal to the annualized expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the Fund. This agreement has no fixed term.

7	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half-year divided by 365. See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

BLACKROCK BOND ALLOCATION TARGET SHARES	MARCH 31, 2010	7

Fund Summary as of March 31, 2010	Series N Portfolio

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period, the Fund’s total return outperformed both the S&P/Investortools Main Municipal Bond Index and the Barclays Capital Municipal Bond Index. (The Fund now compares its performance against the S&P/Investortools Main Municipal Bond Index. The Fund previously compared its performance against the Barclays Capital Municipal Bond Index. However, because shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients, comparisons of the Fund’s performance to that of the benchmarks will differ from comparisons of the benchmarks against the performance of the separately managed accounts.)

What factors influenced performance?

•

Fund performance benefited during the period from significant tightening in credit quality spreads. The Fund also benefited from its longer duration (sensitivity to interest rates) relative to the S&P/Investortools Main Municipal Bond Index, as long-term interest rates fell and bond prices correspondingly rose. Good trading opportunities enhanced performance as well, with opportunities involving well-received primary issues and derivatives (both long and short hedges). Finally, the Fund’s average coupon structure of more than 6% generated strong income accrual.

•

Cash reserves held by the Fund for liquidity purposes represented an opportunity loss during the reporting period, as longer-term assets generally appreciated in price while yields on cash were minimal. Some degree of cash reserve is considered prudent, however, because it allows the Fund to bid on attractive opportunities in the secondary market and participate in primary bond underwritings.

Describe recent portfolio activity.

•

Management efforts over the past year were concentrated on balancing total return performance results between improving income accrual and a competitive degree of asset appreciation. For most of the period, the Fund was fully invested to maximize accrual, yet we were attentive to trading opportunities, especially as they related to the limited primary issuance.

•

Patience with spread product positions was rewarded as credit spreads tightened. This provided the major contribution to Fund performance relative to the S&P/Investortools Main Municipal Bond Index, which tends to be more high-grade in nature.

Describe Fund positioning at period end.

•

Looking ahead, we will need to be alert to signals that the Federal Reserve’s (Fed’s) accommodative stance is nearing its end because a good portion of the longer duration stance is attributable to holdings in spread product (i.e., spread duration makes the Fund appear longer versus the S&P/Investortools Main Municipal Bond Index). If it appears likely that the Fed’s accommodation will be removed, we would need to take strategic steps to temper the Fund’s duration posture. These steps could include the sales of securities that have achieved a significant degree of outperformance, swaps into shorter-maturity bonds or cushion coupon securities, a hedge overlay or, most likely, a combination of these tactics. At period end, Fund management is comfortable with each credit held in the asset mix, and will be working closely with BlackRock’s municipal research group to monitor the underlying creditworthiness of each holding.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Sector Allocation	Percent of Long-Term Investments
County/City/Special District/School District	29%
Utilities	25
Health	20
Housing	11
Transportation	8
Education	7

Credit Quality Allocation[1]	Percent of Long-Term Investments
AA/Aa	28%
A	25
BBB/Baa	28
Less than BBB/Baa	19

1	Using the higher of S&P’s or Moody’s ratings.

8	BLACKROCK BOND ALLOCATION TARGET SHARES	MARCH 31, 2010

Fund Summary (concluded)	Series N Portfolio

Total Return Based on a $10,000 Investment

1	The Fund is non-diversified and will primarily invest its assets in municipal bonds, the interest on which the management team believes is exempt from regular federal income tax.

2	An unmanaged index comprised of long-term revenue bonds, pre-refunded bonds, general obligation bonds and insured bonds.

3	The S&P/Investortools Main Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the index must have an outstanding par value of at least $2 million and a remaining maturity of not less than 1 month.

4	Commencement of operations.

Performance Summary for the Period Ended March 31, 2010

		Average Annual Total Returns[5]
	6 Month Total Returns	1 Year	Since Inception[6]
Series N Portfolio	2.23%	20.74%	6.36%
Barclays Capital Municipal Bond Index	0.28	9.69	6.06
S&P/Investortools Main Municipal Bond Index	0.28	11.26	5.50

5	See “About Fund Performance” on page 12 for a detailed description of performance related information.

6	The Fund commenced operations on April 1, 2008. Past performance is not indicative of future results.

Expense Example

	Actual					Hypothetical[9]
		Including Interest Expense and Fees		Excluding Interest Expense and Fees			IncludingInterestExpense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value October 1, 2009	Ending Account Value March 31, 2010	Expenses Paid During the Period[7]	Ending Account Value March 31, 2010	Expenses Paid During the Period[8]	Beginning Account Value October 1, 2009	Ending Account Value March 31, 2010	Expenses Paid During the Period[7]	Ending Account Value March 31, 2010	Expenses Paid During the Period[8]
Series N Portfolio	$1,000	$1,022.30	$0.05	$1,022.30	$0.00	$1,000	$1,024.88	$0.05	$1,024.93	$0.00

7	For shares of the Fund, expenses are equal to the annualized expense ratio of 0.01%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the Fund. This agreement has no fixed term.

8	For shares of the Fund, expenses are equal to the annualized expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the Fund. This agreement has no fixed term.

9	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half-year divided by 365.

See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

BLACKROCK BOND ALLOCATION TARGET SHARES	MARCH 31, 2010	9

Fund Summary as of March 31, 2010	Series S Portfolio

Portfolio Management Commentary

How did the Fund perform?

•

The Fund’s total return outperformed that of its benchmark for the 12-month period. (The Fund compares its performance against the BofA Merrill Lynch 1-3 Year Treasury Index. However, because shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients, comparisons of the Fund’s performance to that of the benchmark will differ from comparisons of the benchmark against the performance of the separately managed accounts.)

What factors influenced performance?

•

A combination of continued accommodative monetary policy from the Federal Reserve (Fed) and improved economic fundamentals has kept market volatility low and demand for higher-yielding assets robust. Accordingly, exposure to spread assets, particularly commercial mortgage-backed securities (CMBS), investment-grade corporates and non-agency mortgages, was the largest contributor to Fund performance as these sectors performed strongly during the period. Performance also benefited from exposure to asset-backed securities (ABS) and agency mortgages, which outperformed risk-free Treasuries.

•	In contrast, overall duration management, which was tactically traded throughout the period, detracted from performance.

Describe recent portfolio activity.

•

During the 12 months, we reduced exposure to Treasuries, agency debentures and agency mortgages, choosing to reallocate those assets into non-government spread sectors, which traded at attractive valuations early in the reporting period. In particular, we added exposure to CMBS, ABS and investment-grade corporates, sectors that were undervalued throughout most of the year. The Fund’s duration and yield curve positioning were traded tactically all through the period as well.

Describe Fund positioning at period end.

•

Though the market has experienced a tremendous rally in spread assets, we continue to see value across securitized sectors. Accordingly, the Fund holds non-index allocations in CMBS, investment-grade corporates and ABS, as well as agency and non-agency mortgages. At the period end, the Fund had a long duration versus its benchmark.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
Corporate Bonds	47%
Asset-Backed Securities	22
Non-Agency Mortgage-Backed Securities	18
Foreign Agency Obligations	6
U.S. Government Sponsored Agency Securities	5
Foreign Government Obligations	1
Taxable Municipal Bonds	1

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA/Aaa[2]	43%
AA/Aa	20
A	20
BBB/Baa	17

1	Using the higher of S&P’s or Moody’s ratings.

2	Includes U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations which are deemed AAA/Aaa by the investment advisor.

10	BLACKROCK BOND ALLOCATION TARGET SHARES	MARCH 31, 2010

Fund Summary (concluded)	Series S Portfolio

Total Return Based on a $10,000 Investment

1	The Fund is non-diversified and will primarily invest its assets in investment-grade fixed income securities, such as commercial and residential mortgage-backed securities, obligations of non-US governments and supra-national organizations, obligations of domestic and non-US corporations, asset-backed securities, US Treasury and agency securities, cash equivalent investments, repurchase and reverse repurchase agreements and dollar rolls.

2	An unmanaged index comprised of treasury securities with maturities from 1 to 2.99 years.

3	Commencement of operations.

Performance Summary for the Period Ended March 31, 2010

		Average Annual Total Returns[4]
	6-Month Total Returns	1 Year	5 Year	Since Inception[5]
Series S Portfolio	3.00%	8.68%	5.21%	4.81%
BofA Merrill Lynch 1-3 Year Treasury Index	0.73	1.41	4.24	3.80

4	See “About Fund Performance” on page 12 for a detailed description of performance related information.

5	The Fund commenced operations on October 1, 2004. Past performance is not indicative of future results.

Expense Example

	Actual					Hypothetical[8]
		Including Interest Expense		Excluding Interest Expense			Including Interest Expense		Excluding Interest Expense
	Beginning Account Value October 1, 2009	Ending Account Value March 31, 2010	Expenses Paid During the Period[6]	Ending Account Value March 31, 2010	Expenses Paid During the Period[7]	Beginning Account Value October 1, 2009	Ending Account Value March 31, 2010	Expenses Paid During the Period[6]	Ending Account Value March 31, 2010	Expenses Paid During the Period[7]
Series S Portfolio	$1,000	$1,030.00	$0.10	$1,030.00	$0.00	$1,000	$1,024.83	$0.10	$1,024.93	$0.00

6	For shares of the Fund, expenses are equal to the annualized expense ratio of 0.02%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the Fund. This agreement has no fixed term.

7	For shares of the Fund, expenses are equal to the annualized expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses and interest expense, incurred by the Fund. This agreement has no fixed term.

8	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half-year divided by 365.

See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

BLACKROCK BOND ALLOCATION TARGET SHARES	MARCH 31, 2010	11

About Fund Performance

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The performance information also reflects fee waivers and reimbursements that subsidize and reduce the total operating expenses of each Fund. The Funds’ returns would have been lower if there were no such waivers and reimbursements.

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) expenses related to transactions and (b) operating expenses including administration fees and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on October 1, 2009 and held through March 31, 2010) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund under the headings entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

12	BLACKROCK BOND ALLOCATION TARGET SHARES	MARCH 31, 2010

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance their yields and net asset values (“NAVs”). However, these objectives cannot be achieved in all interest rate environments.

The Funds may utilize leverage through borrowings or through entering into reverse repurchase agreements and treasury rolls. The Series N Portfolio may also leverage its assets through the use of tender option bond (“TOB”) programs, as described in Note 1 of the Notes to Financial Statements. In general, the concept of leveraging is based on the premise that the cost of assets to be obtained through leverage will be based on short-term interest rates, which normally will be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of each Fund (including the assets obtained through leverage) is invested in higher-yielding portfolio investments, each Fund’s shareholders will benefit from the incremental net income.

Furthermore, the value of the Funds’ investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. Changes in interest rates can influence the Funds’ NAVs positively or negatively in addition to the impact on the Funds’ performance from leverage.

The use of leverage may enhance opportunities for increased income to the Funds, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in a Fund’s NAV and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, each Fund’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. Each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Fund to incur losses. The use of leverage may limit each Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund will incur expenses in connection with the use of leverage, all of which are borne by Fund shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative instruments, including financial futures contracts, options and swaps, as specified in Note 2 of the Notes to Financial Statements, which constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, credit and/or interest rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative instrument.

A Fund’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment or may cause a Fund to hold a security that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK BOND ALLOCATION TARGET SHARES	MARCH 31, 2010	13

Schedule of Investments March 31, 2010	Series C Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Corporate Bonds
Aerospace & Defense — 2.5%
Honeywell International, Inc.,
5.30%, 3/15/17	$2,755	$2,951,908
Lockheed Martin Corp.,
6.15%, 9/01/36	1,020	1,079,312
Northrop Grumman Systems Corp.,
7.88%, 3/01/26	1,000	1,224,841
United Technologies Corp.,
6.05%, 6/01/36	3,650	3,827,361

		9,083,422

Air Freight & Logistics — 0.4%
United Parcel Service, Inc.,
6.20%, 1/15/38	1,200	1,306,091

Automobiles — 0.6%
Daimler Finance North America LLC,
5.75%, 9/08/11	2,000	2,108,088

Beverages — 2.7%
Anheuser-Busch InBev Worldwide, Inc.,
8.20%, 1/15/39(a)	1,800	2,321,305
Bottling Group LLC,
5.13%, 1/15/19	1,425	1,493,094
Diageo Finance BV,
5.50%, 4/01/13	2,300	2,508,284
PepsiCo, Inc.,
7.90%, 11/01/18	1,250	1,548,191
SABMiller Plc,
5.70%, 1/15/14(a)	1,850	2,021,258

		9,892,132

Capital Markets — 7.8%
Ameriprise Financial, Inc.,
5.30%, 3/15/20	325	328,783
The Bank of New York Mellon Corp.:
4.50%, 4/01/13	1,000	1,067,868
5.45%, 5/15/19	1,550	1,643,842
The Goldman Sachs Group, Inc.:
5.25%, 10/15/13	3,525	3,789,114
6.25%, 9/01/17	1,500	1,613,114
6.15%, 4/01/18	525	555,492
7.50%, 2/15/19	2,050	2,342,738
5.38%, 3/15/20	2,200	2,179,652
Morgan Stanley:
5.63%, 1/09/12	7,400	7,837,828
6.25%, 8/28/17	885	928,900
7.30%, 5/13/19	1,625	1,795,315
5.63%, 9/23/19	400	398,590
5.50%, 1/26/20	2,125	2,078,545
Nomura Holdings, Inc.,
5.00%, 3/04/15	1,775	1,814,432

		28,374,213

Chemicals — 0.2%
The Dow Chemical Co.,
8.55%, 5/15/19	450	544,383

Commercial Banks — 10.0%
Barclays Bank Plc,
2.50%, 1/23/13	1,275	1,276,521
HSBC Bank USA N.A.,
4.63%, 4/01/14	7,100	7,408,034
HSBC Holdings Plc,
6.80%, 6/01/38	2,180	2,337,675
JPMorgan Chase Bank, N.A.:
6.00%, 7/05/17	3,500	3,730,748
6.00%, 10/01/17	4,575	4,877,691
Lloyds TSB Bank Plc,
5.80%, 1/13/20(a)	1,325	1,292,787
The Northern Trust Corp.,
4.60%, 2/01/13	125	133,010
Rabobank Nederland NV,
4.75%, 1/15/20(a)	2,350	2,347,471
Royal Bank of Scotland Group Plc,
5.00%, 11/12/13	3,000	2,933,097
Standard Chartered Plc,
5.50%, 11/18/14(a)	2,200	2,365,583
UBS AG,
5.88%, 12/20/17	1,415	1,465,463
Wells Fargo & Co.,
4.38%, 1/31/13	5,015	5,292,550
Westpac Banking Corp.,
4.88%, 11/19/19	1,150	1,142,271

		36,602,901

Commercial Services & Supplies — 0.3%
Tyco International Finance SA,
8.50%, 1/15/19	1,000	1,240,163

Communications Equipment — 0.6%
Cisco Systems, Inc.:
5.90%, 2/15/39	700	710,678
5.50%, 1/15/40	675	647,305
Harris Corp.,
6.38%, 6/15/19	825	899,450

		2,257,433

Computers & Peripherals — 0.5%
International Business Machines Corp.,
5.70%, 9/14/17	1,725	1,911,617

Consumer Finance — 0.5%
SLM Corp.,
5.40%, 10/25/11	1,780	1,796,700

Diversified Financial Services — 8.6%
Bank of America Corp.:
5.38%, 8/15/11	2,205	2,317,656
6.50%, 8/01/16	7,700	8,323,662
Citigroup, Inc.:
5.50%, 10/15/14	4,050	4,191,369
5.30%, 1/07/16	2,000	2,037,434
8.13%, 7/15/39	405	467,533
CME Group Index Services LLC,
4.40%, 3/15/18(a)	1,700	1,666,369
Crown Castle Towers LLC,
6.11%, 1/15/20(a)	1,450	1,516,758
General Electric Capital Corp.:
2.80%, 1/08/13	2,200	2,226,569
5.63%, 9/15/17	1,000	1,052,929
6.75%, 3/15/32	1,075	1,137,329
6.15%, 8/07/37	3,000	2,933,718
HSBC Finance Corp.,
6.75%, 5/15/11	450	472,998
Iberdrola Finance Ireland Ltd.,
3.80%, 9/11/14(a)	750	754,244
Icahn Enterprises LP/Icahn Enterprises Finance Corp.,
7.75%, 1/15/16(a)	825	794,062

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	ACA	American Capital Access Corp.	GO	General Obligation Bonds
	AGC	Assured Guaranty Ltd.	IDA	Industrial Development Authority
	AMBAC	American Municipal Bond Assurance Corp.	LIBOR	London InterBank Offered Rate
	AMT	Alternative Minimum Tax (subject to)	M/F	Multi-Family
	BHAC	Berkshire Hathaway Assurance Corp.	RB	Revenue Bonds
	COP	Certificates of Participation	S/F	Single Family
			USD	US Dollar

See Notes to Financial Statements.

14	BLACKROCK BOND ALLOCATION TARGET SHARES	MARCH 31, 2010

Schedule of Investments (continued)	Series C portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Corporate Bonds
Diversified Financial Services (concluded)
Merrill Lynch & Co., Inc.,
6.05%, 5/16/16	$1,350	$1,376,530

		31,269,160

Diversified Telecommunication Services — 5.3%
AT&T Inc.:
5.63%, 6/15/16	1,500	1,644,480
5.50%, 2/01/18	3,500	3,715,771
Qwest Corp.,
8.38%, 5/01/16	2,000	2,250,000
Telecom Italia Capital SA,
5.25%, 11/15/13	3,710	3,885,947
Telefonica Emisiones SAU,
7.05%, 6/20/36	1,075	1,211,966
Verizon Communications, Inc.:
6.10%, 4/15/18	3,350	3,664,468
6.25%, 4/01/37	1,625	1,646,894
6.90%, 4/15/38	925	1,020,172
Verizon Maryland, Inc.,
6.13%, 3/01/12	305	327,039

		19,366,737

Electric Utilities — 4.9%
Carolina Power & Light Co.,
6.30%, 4/01/38	750	807,379
The Cleveland Electric Illuminating Co.,
5.65%, 12/15/13	450	487,605
Duke Energy Carolinas LLC,
5.25%, 1/15/18	450	473,925
Florida Power & Light Co.,
5.95%, 2/01/38	1,825	1,870,826
Jersey Central Power & Light Co.,
5.65%, 6/01/17	1,710	1,809,409
Kiowa Power Partners LLC,
4.81%, 12/30/13(a)	12	12,237
MidAmerican Energy Holdings Co.:
5.30%, 3/15/18	2,170	2,260,804
5.75%, 4/01/18	1,475	1,558,724
Ohio Edison Co.,
6.40%, 7/15/16	190	208,626
PacifiCorp,
6.00%, 1/15/39	1,300	1,336,594
Progress Energy, Inc.,
4.88%, 12/01/19	2,200	2,157,073
Virginia Electric & Power Co.:
5.40%, 1/15/16	3,000	3,228,888
6.00%, 1/15/36	1,550	1,597,996

		17,810,086

Electronic Equipment & Instruments — 0.2%
Agilent Technologies, Inc.,
4.45%, 9/14/12	850	890,767

Food & Staples Retailing — 2.3%
CVS Caremark Corp.,
5.75%, 6/01/17	4,450	4,798,840
Tesco Plc,
5.50%, 11/15/17(a)	1,340	1,435,887
Wal-Mart Stores, Inc.:
2.88%, 4/01/15	1,430	1,428,912
5.25%, 9/01/35	675	644,906

		8,308,545

Food Products — 2.5%
General Mills, Inc.,
5.20%, 3/17/15	1,125	1,221,275
Kraft Foods, Inc.:
6.50%, 8/11/17	2,075	2,324,318
5.38%, 2/10/20	3,700	3,760,514
6.50%, 11/01/31	375	386,000
6.88%, 2/01/38	1,375	1,487,516

		9,179,623

Gas Utilities — 0.3%
Atmos Energy Corp.,
8.50%, 3/15/19	800	981,492

Health Care Equipment & Supplies — 1.9%
CareFusion Corp.,
6.38%, 8/01/19	2,250	2,460,494
Covidien International Finance SA,
6.00%, 10/15/17	2,300	2,522,283
Hospira, Inc.,
6.05%, 3/30/17	1,660	1,782,960

		6,765,737

Hotels, Restaurants & Leisure — 0.3%
McDonald’s Corp.,
5.70%, 2/01/39	1,275	1,269,516

Industrial Conglomerates — 0.6%
Holcim US Finance S.a.r.l. & Cie S.C.S.,
6.00%, 12/30/19(a)	1,175	1,220,232
Hutchison Whampoa International Ltd.,
4.63%, 9/11/15(a)	1,000	1,027,752

		2,247,984

Insurance — 5.5%
Chubb Corp.,
6.00%, 5/11/37	400	410,283
Hartford Life Global Funding Trusts:
5.20%, 2/15/11	575	595,081
0.35%, 1/17/12(b)	1,350	1,316,517
Lincoln National Corp.,
6.15%, 4/07/36	1,500	1,430,924
Massachusetts Mutual Life Insurance Co.,
8.88%, 6/01/39(a)	1,200	1,528,603
MetLife, Inc.,
5.38%, 12/15/12	4,400	4,760,492
Metropolitan Life Global Funding I,
5.13%, 4/10/13(a)	2,550	2,737,672
Pacific Life Insurance Co.,
9.25%, 6/15/39(a)	1,230	1,524,129
Pricoa Global Funding I,
5.40%, 10/18/12(a)	2,125	2,291,685
Prudential Financial, Inc.:
5.70%, 12/14/36	1,375	1,302,834
6.63%, 12/01/37	875	917,832
Teachers Insurance & Annuity Association of America,
6.85%, 12/16/39(a)	1,050	1,138,969

		19,955,021

Machinery — 1.3%
Ingersoll-Rand Global Holding Co. Ltd.,
6.00%, 8/15/13	2,395	2,631,624
PACCAR, Inc.,
6.88%, 2/15/14	1,850	2,110,759
Siemens Financieringsmat,
5.50%, 2/16/12(a)	100	107,324

		4,849,707

Media — 8.9%
Comcast Cable Communications Holdings, Inc.,
8.38%, 3/15/13	3,000	3,477,432
Comcast Corp.:
6.50%, 11/15/35	1,375	1,408,379
6.55%, 7/01/39	1,725	1,785,130
Cox Communications, Inc.:
7.13%, 10/01/12	2,250	2,514,737
4.63%, 6/01/13	5,000	5,286,470
8.38%, 3/01/39(a)	1,000	1,250,700
News America, Inc.:
7.28%, 6/30/28	1,075	1,154,379
6.40%, 12/15/35	2,500	2,552,880
6.90%, 8/15/39	900	982,488
TCM Sub LLC,
3.55%, 1/15/15 (a)	1,750	1,736,268
Thomson Reuters Corp.,
5.95%, 7/15/13	2,300	2,541,893
Time Warner Cable, Inc.:
5.85%, 5/01/17	2,000	2,141,502
8.25%, 4/01/19	1,120	1,355,299
5.00%, 2/01/20	850	838,084

See Notes to Financial Statements.

BLACKROCK BOND ALLOCATION TARGET SHARES	MARCH 31, 2010	15

Schedule of Investments (continued)	Series C Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Corporate Bonds
Media (concluded)
Time Warner, Inc.:
6.88%, 5/01/12	$1,000	$1,099,955
4.88%, 3/15/20	2,300	2,247,174
Turner Broadcasting System, Inc.,
8.38%, 7/01/13	25	28,614

		32,401,384

Metals & Mining — 0.7%
Anglo American Capital Plc,
9.38%, 4/08/19(a)	1,460	1,859,620
Newmont Mining Corp.,
6.25%, 10/01/39	675	674,980
Xstrata Canada Corp.,
6.00%, 10/15/15	75	80,904

		2,615,504

Multiline Retail — 0.1%
Kohl’s Corp.,
6.88%, 12/15/37	460	512,635

Multi-Utilities — 0.5%
CenterPoint Energy, Inc.,
6.50%, 5/01/18	850	900,040
Sempra Energy,
6.50%, 6/01/16	975	1,089,257

		1,989,297

Oil, Gas & Consumable Fuels — 6.6%
Anadarko Petroleum Corp.,
6.45%, 9/15/36	375	382,177
Canadian Natural Resources Ltd.:
5.70%, 5/15/17	3,295	3,515,966
5.90%, 2/01/18	1,125	1,217,526
6.25%, 3/15/38	1,110	1,147,792
Cenovus Energy, Inc.,
6.75%, 11/15/39(a)	3,200	3,470,608
CenterPoint Energy Resources Corp.,
7.88%, 4/01/13	325	372,144
ConocoPhillips:
6.00%, 1/15/20	2,750	3,054,722
6.50%, 2/01/39	450	502,676
DCP Midstream LLC,
5.35%, 3/15/20(a)	750	751,521
Enterprise Products Operating LLC,
5.25%, 1/31/20	1,700	1,715,449
Kinder Morgan Energy Partners LP,
7.30%, 8/15/33	1,400	1,560,653
Shell International Finance BV,
6.38%, 12/15/38	2,125	2,340,063
Valero Energy Corp.,
6.63%, 6/15/37	500	475,528
Williams Partners LP,
5.25%, 3/15/20(a)	1,850	1,853,770
XTO Energy, Inc.,
6.75%, 8/01/37	1,610	1,884,990

		24,245,585

Paper & Forest Products — 1.1%
Celulosa Arauco y Constitucion SA,
7.25%, 7/29/19	900	967,113
International Paper Co.:
7.95%, 6/15/18	1,150	1,343,592
7.50%, 8/15/21	720	818,146
Weyerhaeuser Co.,
7.13%, 7/15/23	750	707,123

		3,835,974

Pharmaceuticals — 4.4%
Bristol-Myers Squibb Co.,
5.88%, 11/15/36	900	923,873
Merck & Co, Inc.,
6.55%, 9/15/37	1,275	1,456,093
Roche Holding, Inc.,
6.00%, 3/01/19(a)	2,400	2,652,300
Teva Pharmaceutical Finance Co. LLC:
5.55%, 2/01/16	2,400	2,627,784
6.15%, 2/01/36	1,000	1,037,295
Watson Pharmaceuticals, Inc.,
5.00%, 8/15/14	1,025	1,067,238
Wyeth:
5.50%, 2/15/16	3,110	3,469,221
5.45%, 4/01/17	1,500	1,641,770
5.95%, 4/01/37	1,175	1,230,199

		16,105,773

Real Estate Investment Trusts (REITs) — 0.6%
AvalonBay Communities, Inc.:
6.13%, 11/01/12	53	57,397
5.70%, 3/15/17	1,050	1,106,785
WEA Finance LLC / WT Finance Australia Ltd.,
5.75%, 9/02/15(a)	1,075	1,131,420

		2,295,602

Road & Rail — 0.9%
Burlington Northern Santa Fe Corp.,
5.65%, 5/01/17	425	455,532
Canadian National Railway Co.,
6.25%, 8/01/34	2,000	2,152,690
Canadian Pacific Railway Co.,
7.25%, 5/15/19	500	568,020

		3,176,242

Semiconductors & Semiconductor Equipment — 0.4%
National Semiconductor Corp.,
3.95%, 4/15/15	1,350	1,334,840

Software — 1.2%
Oracle Corp.:
5.25%, 1/15/16	2,100	2,313,442
5.75%, 4/15/18	1,800	1,974,254

		4,287,696

Tobacco — 0.9%
Altria Group, Inc.,
9.25%, 8/06/19	1,320	1,603,974
Philip Morris International, Inc.,
5.65%, 5/16/18	1,385	1,491,191

		3,095,165

Wireless Telecommunication Services — 3.5%
America Movil SAB de CV:
5.50%, 3/01/14	1,250	1,350,840
5.00%, 3/30/20(a)	1,600	1,577,386
Cellco Partnership/Verizon Wireless Capital LLC,
8.50%, 11/15/18	1,150	1,434,808
Rogers Communications, Inc.:
7.50%, 3/15/15	2,125	2,480,304
6.80%, 8/15/18	1,525	1,734,762
Vodafone Group Plc:
5.75%, 3/15/16	2,000	2,182,310
6.15%, 2/27/37	2,125	2,176,599

		12,937,009

Total Corporate Bonds — 89.6%		326,844,224

Foreign Agency Obligations
CDP Financial, Inc.,
4.40%, 11/25/19(a)	1,700	1,665,527
EDF SA,
6.50%, 1/26/19(a)	3,560	3,994,772
Eksportfinans ASA,
5.50%, 5/25/16	1,200	1,321,696
Nakilat, Inc.,
6.07%, 12/31/33(a)	25	22,752

See Notes to Financial Statements.

16	BLACKROCK BOND ALLOCATION TARGET SHARES	MARCH 31, 2010

Schedule of Investments (continued)	Series C portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Foreign Agency Obligations
Petrobras International Finance Co.:
5.88%, 3/01/18	$2,350	$2,454,220
7.88%, 3/15/19	450	526,301
6.88%, 1/20/40	150	154,828

Total Foreign Agency Obligations — 2.8%		10,140,096

Foreign Government Obligations
Mexico — 0.9%
United Mexican States:
5.88%, 2/17/14	1,775	1,980,012
5.95%, 3/19/19	1,100	1,188,000

		3,168,012

Poland — 0.3%
Poland Government International Bond,
6.38%, 7/15/19	900	985,966

United Arab Emirates — 0.5%
Emirate of Abu Dhabi Notes,
6.75%, 4/08/19(a)	1,750	1,991,245

Total Foreign Government Obligations — 1.7%		6,145,223

Preferred Securities
Capital Trusts
Commercial Banks — 0.3%
Rabobank Capital Funding II,
5.26%(a)(b)(c)	75	66,893
State Street Capital Trust IV,
1.26%, 6/15/37(b)	1,075	806,400
Wachovia Capital Trust III,
5.80%(b)(c)	225	190,688

		1,063,981

Diversified Financial Services — 2.5%
Capital One Capital V,
10.25%, 8/15/39	1,670	1,978,424
Credit Suisse/Guernsey,
5.86%(b)(c)	4,760	4,462,500
JPMorgan Chase Capital XXII,
6.45%, 2/02/37	200	185,682
JPMorgan Chase Capital XXIII,
1.25%, 5/15/47(b)	500	375,236
JPMorgan Chase Capital XXVII,
7.00%, 11/01/39	1,225	1,250,117
Lehman Brothers Holdings Capital Trust VII,
5.86%(b)(c)(d)(e)	4,070	10,175
USB Capital XIII Trust,
6.63%, 12/15/39	950	961,647

		9,223,781

Insurance — 0.3%
Lincoln National Corp.,
7.00%, 5/17/66(b)	75	68,250
New York Life Insurance Co.,
6.75%, 11/15/39(a)	925	1,013,400

		1,081,650

Total Preferred Securities — 3.1%		11,369,412

Taxable Municipal Bonds
Metropolitan Transportation Authority, New York RB,
7.34%, 11/15/39	2,325	2,693,861
State of California GO:
7.55%, 4/01/39	1,920	1,996,531
7.35%, 11/01/39	475	473,314
State of Illinois GO,
4.42%, 1/01/15	1,100	1,108,888

Total Taxable Municipal Bonds — 1.7%		6,272,594

U.S. Government Sponsored Agency Securities Agency Obligations — 0.3%
Fannie Mae, 6.35%, 10/09/19(f)	2,250	1,316,452

U.S. Treasury Obligations — 0.5%
U.S. Treasury Notes,
3.63%, 2/15/20(g)	1,725	1,695,622

Total Long-Term Investments (Cost — $346,221,384) — 99.7%		363,783,623

	Shares
Short-Term Securities
Dreyfus Treasury Prime, 0.00%(h)	1,537,497	1,537,497

Total Short-Term Securities (Cost — $1,537,497) — 0.4%		1,537,497

Total Investments (Cost — $347,758,881*) — 100.1%		365,321,120

Liabilities in Excess of Other Assets — (0.1)%		(530,737)

Net Assets — 100.0%		$364,790,383

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$347,758,881

Gross unrealized appreciation	$23,114,098
Gross unrealized depreciation	(5,551,859)

Net unrealized appreciation	$17,562,239

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Security is perpetual in nature and has no stated maturity date.

(d)	Non-income producing security.

(e)	Issuer filed for bankruptcy and/or is in default of interest payments.

(f)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(g)	All or a portion of security pledged as collateral for reverse repurchase agreements.

(h)	Represents the current yield as of report date.

•	Investments in companies considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income
BlackRock Liquidity Funds, TempFund Institutional Class	$(8,766,428)	$1,710

See Notes to Financial Statements.

BLACKROCK BOND ALLOCATION TARGET SHARES	MARCH 31, 2010	17

Schedule of Investments (concluded)	Series C portfolio
(Percentages shown are based on Net Assets)

•	Reverse repurchase agreements outstanding as of March 31, 2010 were as follows:

Counterparty	Interest Rate	Settlement Date	Maturity Date	Net Closing Amount	Par
Barclays Bank, Plc	0.02%	3/30/10	Open	$1,696,970	$1,696,969

•	Financial futures contracts purchased as of March 31, 2010 were as follows:

Contracts	Issue	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
116	U.S. Treasury Notes (2 Year)	June 2010	$25,166,563	$9,318
73	U.S. Treasury Notes (5 Year)	June 2010	$8,383,594	(30,636)
29	CME Ultra Bond (5 Year)	June 2010	$3,479,094	(9,885)

Total				$(31,203)

•	Financial futures contracts sold as of March 31, 2010 were as follows:

Contracts	Issue	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
418	U.S. Treasury Notes (10 Year)	June 2010	$48,592,500	28,623
89	U.S. Treasury Bonds (20 Year)	June 2010	$10,335,125	(34,238)

Total				$(5,615)

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Fair Value Measurements - Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 - price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 - unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of March 31, 2010 in determining the fair valuation of the Fund’s investments:

	Investments in Securities
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Long-Term Investments[1]	—	$363,783,623	—	$363,783,623
Short-Term Securities	$1,537,497	—	—	1,537,497

Total	$1,537,497	$363,783,623	—	$365,321,120

[1]	See above Schedule of Investments for values in each security type.

	Other Financial Instruments[2]
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets	$37,941	—	—	$37,941
Liabilities	(74,759)	—	—	(74,759)

Total	$(36,818)	—	—	$(36,818)

[2]	Other financial instruments are financial futures contracts which are shown at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

18	BLACKROCK BOND ALLOCATION TARGET SHARES	MARCH 31, 2010

Schedule of Investments March 31, 2010	Series M Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Asset-Backed Securities
Ally Auto Receivables Trust,
Series 2009-A, Class A2, 1.32%, 3/15/12(a)	$1,000	$1,004,215
AmeriCredit Automobile Receivables Trust,
Series 2009-1, Class A3, 3.04%, 10/15/13	1,200	1,230,072
Bank of America Auto Trust:
Series 2009-2A, Class A2, 1.16%, 2/15/12(a)	2,185	2,191,085
Series 2010-1A, Class A2, 0.75%, 6/15/12(a)	4,825	4,828,135
Series 2009-2A, Class A3, 2.13%, 9/16/13(a)	2,185	2,217,956
Capital Auto Receivables Asset Trust:
Series 2007-1, Class A3A, 5.00%, 4/15/11	294	295,462
Series 2006-2, Class A3A, 4.98%, 5/15/11	398	400,638
Capital One Auto Finance Trust,
Series 2006-B, Class A4, 0.25%, 7/15/13(b)	3,204	3,192,987
CarMax Auto Owner Trust,
Series 2009-1, Class A3, 4.12%, 3/15/13	2,680	2,772,014
Chase Issuance Trust,
Series 2009-A7, Class A7, 0.68%, 9/15/10(b)	3,000	3,004,475
Ford Credit Auto Owner Trust:
Series 2009-D, Class A2, 1.21%, 1/15/12	1,000	1,002,751
Series 2009-A, Class A3A, 3.96%, 5/15/13	2,900	2,996,951
Series 2009-D, Class A3, 2.17%, 10/15/13	1,000	1,015,122
Series 2009-A, Class A4, 6.07%, 5/15/14	2,720	2,983,608
Harley-Davidson Motorcycle Trust:
Series 2007-2, Class A3, 5.10%, 5/15/12	350	351,824
Series 2009-4, Class A2, 1.16%, 10/15/12	1,000	1,004,106
Series 2009-3, Class A4, 2.54%, 4/17/17	1,000	1,017,734
SLM Student Loan Trust:
Series 2008-5, Class A2, 1.35%, 10/25/16(b)	775	787,741
Series 2008-5, Class A3, 1.55%, 1/25/18(b)	10,000	10,318,706
USAA Auto Owner Trust:
Series 2006-2, Class A4, 5.37%, 2/15/12	394	395,243
Series 2006-4, Class A4, 4.98%, 10/15/12	2,856	2,910,616
Volkswagen Auto Loan Enhanced Trust,
Series 2010-1, Class A2, 0.66%, 5/21/12	2,400	2,400,629
World Omni Auto Receivables Trust:
Series 2006-B, Class A4, 5.12%, 6/15/12	282	287,691
Series 2007-BA, Class B, 5.98%, 4/15/15(a)	3,635	3,844,994

Total Asset-Backed Securities — 14.5%		52,454,755

Non-Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities — 40.3%
Banc of America Commercial Mortgage, Inc.:
Series 2001-1, Class A2, 6.50%, 4/15/11	4,875	5,030,201
Series 2001-PB1, Class A2, 5.79%, 8/11/11	4,364	4,530,124
Bear Stearns Commercial Mortgage Securities:
Series 2004-T16, Class A6, 4.75%, 10/13/14	7,355	7,494,001
Series 2000-WF2, Class A2, 7.32%, 10/15/32	1,455	1,469,852
Series 2005-PW10, Class A4, 5.41%, 12/11/40(b)	1,000	1,023,919
Chase Commercial Mortgage Securities Corp.,
Series 2000-3, Class A2, 7.32%, 10/15/32	4,650	4,705,412
Citigroup/Deutsche Bank Commercial Mortgage Trust:
Series 2006-CD3, Class A5, 5.62%, 10/15/48	500	511,607
Series 2008-C7, Class A2A, 6.03%, 12/10/49	5,000	5,261,750
Commercial Mortgage Asset Trust:
Series 1999-C1, Class A3, 6.64%, 1/17/32	33	32,596
Series 2006-C8, Class A3, 5.31%, 12/10/46	5,000	5,060,433
Credit Suisse First Boston Mortgage Securities Corp.:
Series 2001-CF2, Class A4, 6.51%, 1/15/11	841	863,708
Series 2002-CKN2, Class A2, 5.94%, 9/15/11	2,138	2,189,872
Credit Suisse Mortgage Capital Certificates:
Series 2006-C1, Class A3, 5.55%, 2/15/39(b)	4,820	4,999,156
Series 2006-C4, Class A3, 5.47%, 9/15/39	5,770	5,542,914
DLJ Commercial Mortgage Corp.,
Series 2000-CKP1, Class A1B, 7.18%, 11/10/33	989	997,956
First Union National Bank Commercial Mortgage:
Series 2000-C2, Class A2, 7.20%, 9/15/10	2,634	2,663,817
Series 2001-C3, Class A3, 6.42%, 6/15/11	262	273,296
GE Capital Commercial Mortgage Corp.:
Series 2001-2, Class A4, 6.29%, 8/11/33	3,205	3,344,230
Series 2004-C2, Class A4, 4.89%, 3/10/40	1,040	1,065,396
Series 2005-C1, Class A2, 4.35%, 6/10/48	2,946	2,980,087
GMAC Commercial Mortgage Securities, Inc.:
Series 2000-C2, Class A2, 7.46%, 6/16/10(b)	2,538	2,542,113
Series 2000-C3, Class A2, 6.96%, 11/15/10	4,216	4,296,419
Series 2002-C3, Class B, 5.10%, 7/10/39(b)	1,000	1,011,516
Series 2003-C2, Class A2, 5.49%, 5/10/40(b)	3,465	3,693,873
Greenwich Capital Commercial Funding Corp.:
Series 2002-C1, Class B, 5.10%, 11/11/12(b)	1,000	1,029,007
Series 2003-C1, Class A3, 3.86%, 7/05/35	250	255,656
Series 2007-GG9, Class A4, 5.44%, 3/10/39	3,000	2,917,495
Series 2005-GG3, Class A2, 4.31%, 8/10/42	2,690	2,733,495
Series 2005-GG3, Class A3, 4.57%, 8/10/42	1,335	1,355,699
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2001-CIB2, Class A3, 6.43%, 6/15/11	5,595	5,818,028
Series 2001-C1, Class A3, 5.86%, 10/12/11	3,240	3,388,890
Series 2001-CIBC, Class A3, 6.26%, 3/15/33	1,265	1,293,854

See Notes to Financial Statements.

BLACKROCK BOND ALLOCATION TARGET SHARES	MARCH 31, 2010	19

Schedule of Investments (continued)	Series M portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Non-Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities (concluded)
Series 2001-CIB3, Class A3, 6.47%, 11/15/35	$3,454	$3,636,728
Series 2005-CB12, Class A4, 4.90%, 9/12/37	280	285,040
Series 2006-LDP7, Class A4, 5.87%, 4/15/45(b)	2,105	2,173,153
Series 2006-LDP9, Class A25, 5.30%, 5/15/47	4,820	4,943,664
JPMorgan Commercial Mortgage Finance Corp.,
Series 2000-C10, Class A2, 7.37%, 8/15/32(b)	22	22,153
LB-UBS Commercial Mortgage Trust:
Series 2001-WM, Class A1, 6.16%, 7/14/11(a)	319	329,732
Series 2000-C4, Class A2, 7.37%, 8/15/26	1,025	1,030,351
Series 2003-C7, Class A2, 4.06%, 9/15/27	426	427,012
Series 2004-C4, Class A4, 5.22%, 6/15/29(b)	220	226,072
Series 2005-C5, Class A2, 4.89%, 9/15/30	1,738	1,808,770
Series 2006-C3, Class A4, 5.66%, 3/15/39(b)	355	363,509
Series 2007-C2, Class A2, 5.30%, 2/15/40	9,455	9,700,983
Series 2007-C7, Class A2, 5.59%, 9/15/45	5,000	5,165,754
Morgan Stanley Capital I,
Series 2007-IQ15, Class A2, 5.84%, 8/11/12(b)	4,100	4,265,076
Salomon Brothers Mortgage Securities VII, Inc.:
Series 2000-C2, Class A2, 7.46%, 4/18/10	172	171,354
Series 2000-C3, Class A2, 6.59%, 11/18/10	2,422	2,445,026
Series 2001-C1, Class A3, 6.43%, 3/18/11	4,104	4,231,769
Series 2001-C2, Class A3, 6.50%, 10/13/11	5,551	5,833,056
TIAA Seasoned Commercial Mortgage Trust,
Series 2007-C4, Class A1, 5.67%, 8/15/39(b)	2,389	2,474,906
Wachovia Bank Commercial Mortgage Trust,
Series 2006-C28, Class A2, 5.50%, 10/15/48	5,400	5,545,553

Total Non-Agency Mortgage-Backed Securities — 40.3%		145,456,033

U.S. Government Sponsored Agency Securities
Collateralized Mortgage Obligations — 1.7%
Freddie Mac:
Series 3128, Class BA, 5.00%, 1/15/24	95	97,122
Series 3018, Class GN, 6.00%, 9/15/26	544	546,049
Series 2864, Class NA, 5.50%, 10/15/27-1/15/31	3,457	3,558,136
Series 2511, Class IG, 5.37%, 5/01/36(b)	1,812	1,900,917

		6,102,224

Federal Deposit Insurance Corporation Guaranteed — 3.0%
Citibank, N.A.,
1.38%, 8/10/11	5,325	5,368,015
Citigroup Funding, Inc.,
2.25%, 12/10/12	5,320	5,406,344

		10,774,359

Mortgage-Backed Securities — 20.7%
Fannie Mae Mortgage-Backed Securities:
3.50%, 8/25/14	6,700	6,767,730
3.00%, 9/16/14	7,030	7,159,317
Freddie Mac Mortgage-Backed Securities,
3.00%, 7/28/14	7,045	7,201,026
Ginnie Mae Mortgage-Backed Securities,
5.50%, 4/01/40(c)	50,725	53,657,539

		74,785,612

Total U.S. Government Sponsored Agency Securities — 25.4%		91,662,195

U.S. Treasury Obligations
U.S. Treasury Bonds:
3.50%, 2/15/39(d)	10,000	8,092,190
4.25%, 5/15/39	10,000	9,265,620
4.50%, 8/15/39	15,700	15,160,313
4.38%, 11/15/39	12,000	11,347,500
U.S. Treasury Inflation Indexed Bonds,
1.75%, 1/15/28(d)	2,315	2,266,444
U.S. Treasury Notes,
3.63%, 2/15/20	13,210	12,985,020

Total U.S. Treasury Obligations — 16.4%		59,117,087

Total Long-Term Investments (Cost — $345,791,694) — 96.6%		348,690,070

	Shares
Short-Term Securities
Dreyfus Treasury Prime, 0.00%(e)	65,294,565	65,294,565

Total Short-Term Securities (Cost — $65,294,565) — 18.1%		65,294,565

Total Investments (Cost — $411,086,259*) — 114.7%		413,984,635
Liabilities in Excess of Other Assets — (14.7)%		(53,081,164)

Net Assets — 100.0%		$360,903,471

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$411,086,259

Gross unrealized appreciation	$6,024,281
Gross unrealized depreciation	(3,125,905)

Net unrealized appreciation	$2,898,376

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Represents or includes a to-be-announced (“TBA”) transaction. Unsettled TBA transactions as of report date were as follows:

Counterparty	Value	Unrealized Depreciation
Barclays Bank, Plc	$53,657,539	$(134,738)

(d)	All or a portion of security pledged as collateral in connection with open financial futures contracts.

(e)	Represents the current yield as of report date.

See Notes to Financial Statements.

20	BLACKROCK BOND ALLOCATION TARGET SHARES	MARCH 31, 2010

Schedule of Investments (concluded)	Series M Portfolio

•	Investments in companies considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income
BlackRock Liquidity Funds, TempFund Institutional Class	$(39,578,631)	$32,398

•	Financial futures contracts purchased as of March 31, 2010 were as follows:

Contracts	Issue	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
501	U.S. Treasury Notes (5 Year)	June 2010	$57,536,719	$(360,998)
460	U.S. Treasury Bonds (20 Year)	June 2010	$53,417,500	152,670

Total				$(208,328)

•	Financial futures contracts sold as of March 31, 2010 were as follows:

Contracts	Issue	Expiration Date	Notional Value	Unrealized Depreciation
316	U.S. Treasury Notes (2 Year)	June 2010	$68,557,187	$(2,331)
249	U.S. Treasury Notes (10 Year)	June 2010	$28,946,250	(46,234)

Total				$(48,565)

•	Fair Value Measurements - Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of March 31, 2010 in determining the fair valuation of the Fund’s investments:

	Investments in Securities
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	—	$48,609,761	$3,844,994	$52,454,755
Non-Agency Mortgage-Backed Securities	—	145,456,033	—	145,456,033
U.S. Government Sponsored Agency Securities	—	91,662,195	—	91,662,195
U.S. Treasury Obligations	—	59,117,087	—	59,117,087
Short-Term Securities	$65,294,565	—	—	65,294,565

Total	$65,294,565	$344,845,076	$3,844,994	$413,984,635

	Other Financial Instruments[1]
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets	$152,670	—	—	$152,670
Liabilities	(409,563)	—	—	(409,563)

Total	$(256,893)	—	—	$(256,893)

[1]	Other financial instruments are financial futures contracts which are shown at the unrealized appreciation/depreciation on the instrument.

The following table is a reconciliation of level 3 investments for which significant unobservable inputs were used to determine fair value:

Investments in Securities Asset-Backed Securities
Balance, as of March 31, 2009	—
Accrued discounts/premiums	$(6,190)
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)[2]	6,603
Net purchases (sales)	3,844,581
Net transfers in/out of Level 3	—

Balance, as of March 31, 2010	$3,844,994

[2]

Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations. The change in unrealized appreciation/depreciation on securities still held at March 31, 2010 was $6,603.

See Notes to Financial Statements.

BLACKROCK BOND ALLOCATION TARGET SHARES	MARCH 31, 2010	21

Schedule of Investments March 31, 2010	Series N Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Municipal Bonds
Arizona — 2.5%
Pima County IDA, RB, Tucson Electric Power, Series A,
6.38%, 9/01/29	$250	$255,740

California — 11.1%
California Statewide Communities Development Authority, RB:
Senior Living Southern California,
6.63%, 11/15/24	110	114,716
John Muir Health,
5.13%, 7/01/39	100	95,688
City of Chula Vista California, RB, San Diego Gas, Series A, Remarketed,
5.88%, 2/15/34	125	137,096
State of California, GO, Various Purpose,
6.50%, 4/01/33	485	531,322
Tuolumne Wind Project Authority, RB, Tuolumne Co. Project, Series A,
5.88%, 1/01/29	250	270,668

		1,149,490

District of Columbia — 3.7%
Metropolitan Washington Airports Authority, RB: Capital Appreciation, 2nd Senior Lien, Series B, (AGC),
6.10%, 10/01/31(a)	1,000	274,750
First Senior Lien, Series A,
5.25%, 10/01/44	100	102,633

		377,383

Florida — 18.5%
Florida Housing Finance Corp., RB:
Willow Lake Apartments, Series J-1, (AMBAC), AMT,
5.35%, 7/01/27	100	92,357
Homeowner Mortgage, Series 1, AMT,
6.00%, 7/01/39	425	447,899
Hillsborough County Aviation Authority, Florida, RB, Series A, (AGC), AMT,
5.50%, 10/01/38	500	503,035
Hillsborough County IDA, RB, National Gypsum, Series B, AMT,
7.13%, 4/01/30	250	201,598
Jacksonville Port Authority, RB, (AGC), AMT,
6.00%, 11/01/38	400	409,172
Miami-Dade County School Board, Florida, COP, Series B, (AGC),
5.25%, 5/01/31	250	257,285

		1,911,346

Illinois — 8.5%
Illinois Finance Authority, RB: Edward Hospital, Series A, Remarketed, (AMBAC),
6.25%, 2/01/33	400	416,784
Children’s Memorial Hospital, Series A, (AGC),
5.25%, 8/15/33	250	251,667
Friendship Village of Schaumbu,
7.13%, 2/15/39	210	206,443

		874,894

Kentucky — 1.2%
Kentucky Economic Development Finance Authority, RB, Owensboro Medical Health Systems, Series A,
6.38%, 6/01/40	125	124,736

Louisiana — 2.5%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Projects,
6.75%, 11/01/32	250	259,885

Michigan — 11.2%
Advanced Technology Academy, RB,
6.00%, 11/01/37	200	171,600
City of Detroit Michigan, RB, Senior Lien, Series B, Remarketed, (BHAC),
5.50%, 7/01/35	500	517,375
County of Wayne Michigan, GO, Building Improvement, Series A,
6.75%, 11/01/39	100	104,535
Michigan State Hospital Finance Authority, Refunding, RB, Henry Ford Health,
5.75%, 11/15/39	375	365,602

		1,159,112

New Jersey — 3.7%
New Jersey Health Care Facilities Financing Authority, RB, St. Joseph’s Healthcare System,
6.63%, 7/01/38	185	188,204
New Jersey State Housing & Mortgage Finance Agency, RB, S/F Housing, Series X, AMT,
5.38%, 4/01/30	195	199,160

		387,364

New York — 7.0%
Chautauqua County Industrial Development Agency, RB, Dunkirk Power Project, (NRG Energy, Inc.),
5.88%, 4/01/42	200	202,588
Long Island Power Authority, RB, Series A,
6.25%, 4/01/33	250	287,475
Metropolitan Transportation Authority, RB, Series 2008C,
6.50%, 11/15/28	200	230,318

		720,381

North Carolina — 2.9%
North Carolina Medical Care Commission, North Carolina, RB, First Mortgage, Deerfield, Series A,
6.00%, 11/01/33	200	195,064
North Carolina Municipal Power Agency No. 1 Catawba, North Carolina, RB, Series A,
5.00%, 1/01/30	100	101,981

		297,045

Pennsylvania — 3.1%
Allegheny County Hospital Development Authority, RB, West Penn, Series A,
5.00%, 11/15/28	180	143,156
Pennsylvania Economic Development Financing Authority, RB, Reliant Energy, Series B, AMT,
6.75%, 12/01/36(b)	180	180,048

		323,204

Texas — 11.2%
Bexar County Health Facilities Development Corp., RB, Army Retirement Residence Project,
6.20%, 7/01/45	140	140,510
Brazos River Authority, Refunding, RB, TXU Electric Co. Project, Series C, AMT,
5.75%, 5/01/36	200	192,500
Central Texas Regional Mobility Authority, RB, Senior Lien,
5.75%, 1/01/25	155	154,831
Matagorda County Navigation District No. 1, Texas, Refunding, RB, Central Power & Light Co. Project, Series A, Remarketed,
6.30%, 11/01/29	125	134,380
North Texas Tollway Authority, Refunding, RB, Toll 2nd Tier, Series F,
6.13%, 1/01/31	90	94,768
Texas Private Activity Bonds Surface Transportation Corp., Senior Lien, NTE Mobility,
6.88%, 12/31/39	200	207,902

See Notes to Financial Statements.

22	BLACKROCK BOND ALLOCATION TARGET SHARES	MARCH 31, 2010

Schedule of Investments (concluded)	Series N Portfolio
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Texas (concluded)
Texas State Public Finance Authority Education, RB, KIPP, Inc., Series A, (ACA),
5.00%, 2/15/28	$250	$228,692

		1,153,583

Guam — 1.6%
Territory of Guam, GO, Series A,
7.00%, 11/15/39	150	160,344

Puerto Rico — 2.0%
Commonwealth of Puerto Rico, Refunding, RB, Public Improvement, Series C,
6.00%, 7/01/39	200	208,480

Total Municipal Bonds — 90.7%		9,362,987

Municipal Bonds Transferred to Tender Option Bond Trusts (c)
California — 4.2%
Bay Area Toll Authority, RB, San Francisco Bay Area, Series F-1,
5.63%, 4/01/44	400	432,388

Total Long-Term Investments (Cost — $9,428,925) — 94.9%		9,795,375

	Shares
Short-Term Securities
Dreyfus Tax Exempt Cash Management,
0.08%(d)	377,149	377,149

Total Short-Term Securities (Cost — $377,149) — 3.6%		377,149

Total Investments (Cost — $9,806,074*) — 98.5%		10,172,524
Other Assets Less Liabilities — 3.4%		350,928
Liability for Trust Certificates, Including Interest Expense and Fees Payable — (1.9)%		(200,689)

Net Assets — 100.0%		$10,322,763

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$9,607,459

Gross unrealized appreciation	$404,399
Gross unrealized depreciation	(39,334)

Net unrealized appreciation	$365,065

(a)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Securities represent bonds transferred to a tender option bond trust in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 to the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

(d)	Represents the current yield as of report date.

•	Fair Value Measurements - Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 - price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 - unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of March 31, 2010 in determining the fair valuation of the Fund’s investments:

	Investments in Securities
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Long-Term Investments[1]	—	$9,795,375	—	$9,795,375
Short-Term Securities	$377,149	—	—	377,149

Total	$377,149	$9,795,375	—	$10,172,524

[1]	See above Schedule of Investments for values in each state or political subdivision.

See Notes to Financial Statements.

BLACKROCK BOND ALLOCATION TARGET SHARES	MARCH 31, 2010	23

Schedule of Investments March 31, 2010	Series S Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Asset-Backed Securities
AH Mortgage Advance Trust, Series 2009-ADV2, Class A1,
2.23%, 8/15/19(a)(b)	$480	$478,800
Ally Auto Receivables Trust, Series 2009-B, Class A2,
1.21%, 6/15/12(a)	1,075	1,079,486
AmeriCredit Automobile Receivables Trust:
Series 2008-1, Class A2, 4.23%, 6/06/12(b)	477	482,469
Series 2008-2, Class A2, 4.23%, 8/06/12(b)	333	340,626
Series 2009-1, Class A3, 3.04%, 10/15/13	990	1,014,809
Series 2010-1, Class A3, 1.66%, 3/17/14	610	610,196
BA Credit Card Trust, Series 2007-A2, Class A2,
0.25%, 6/17/13(b)	1,080	1,076,924
Bank of America Auto Trust:
Series 2009-2A, Class A2, 1.16%, 2/15/12(a)	635	636,768
Series 2009-1A, Class A3, 2.67%, 7/15/13(a)	700	715,165
Series 2009-2A, Class A3, 2.13%, 9/15/13(a)	805	817,142
Capital One Auto Finance Trust:
Series 2006-C, Class A4, 0.26%, 5/15/13- 4/15/14(b)	1,344	1,329,495
Series 2006-B, Class A4, 0.25%, 7/15/13(b)	936	933,080
Capital One Multi-Asset Execution Trust:
Series 2006-A2, Class A, 4.85%, 11/15/13	565	583,306
Series 2009-A2, Class A2, 3.20%, 4/15/14	780	800,068
Carrington Mortgage Loan Trust, Series 2006-NC4, Class A1,
0.30%, 10/25/36(b)	61	60,033
CenterPoint Energy Transition Bond Co. LLC, Series 2005-A, Class A2,
4.97%, 8/01/14	580	609,223
Chase Issuance Trust, Series 2007-A15, Class A,
4.96%, 9/17/12	1,000	1,020,403
Chrysler Financial Auto Securitization Trust, Series 2009-A, Class A3,
2.82%, 1/15/16	410	419,668
CNH Equipment Trust:
Series 2007-B, Class A3A, 5.40%, 10/17/11	61	61,298
Series 2009-C, Class A3, 1.85%, 12/16/13	1,105	1,112,198
Connecticut RRB Special Purpose Trust CL&P, Series 2001-1, Class A5,
6.21%, 12/30/10	261	266,895
Daimler Chrysler Auto Trust, Series 2007-A, Class A4,
5.28%, 3/08/13	625	656,351
Ford Credit Auto Owner Trust:
Series 2009-D, Class A2, 1.21%, 1/15/12	435	436,197
Series 2009-A, Class A3B, 2.73%, 1/15/12(b)	1,000	1,025,013
Series 2007-B, Class A4A, 5.24%, 7/15/12	970	1,018,639
Series 2006-B, Class D, 7.12%, 2/15/13(a)	410	428,203
Series 2009-B, Class A3, 2.79%, 8/15/13	575	588,330
Series 2009-D, Class A3, 2.17%, 10/15/13	2,290	2,324,629
Series 2009-A, Class A4, 6.07%, 5/15/14	560	614,272
GSAA Trust, Series 2004-11, Class 2A2,
0.57%, 12/25/34(b)	13	9,671
Honda Auto Receivables Owner Trust:
Series 2007-2, Class A4, 5.57%, 12/21/10	1,000	1,035,653
Series 2008-1, Class A3, 4.47%, 1/18/11	707	718,091
Series 2009-2, Class A3, 2.79%, 7/15/11	580	593,212
Mercedes-Benz Auto Receivables Trust, Series 2009-1, Class A3,
1.67%, 1/15/14	1,110	1,120,638
Morgan Stanley Resecuritization Trust, Series 2010-F, Class A,
0.48%, 6/17/13(a)(b)	545	537,163
Ocwen Advance Receivables Backed Notes, Series 2010-1A,
3.59%, 2/15/12(a)	480	481,536
PECO Energy Transition Trust, Series 2001-A, Class A1,
6.52%, 9/01/10	323	331,560
PG&E Energy Recovery Funding LLC:
Series 2005-1, Class A4, 4.37%, 6/25/12	335	350,731
Series 2005-2, Class A2, 5.03%, 3/25/14	722	755,473
SLM Student Loan Trust:
Series 2008-5, Class A2, 1.35%, 10/25/16(b)	2,585	2,627,498
Series 2004-1, Class A2, 0.39%, 7/25/18(b)	1,326	1,323,862
Series 2006-5, Class A3, 0.28%, 10/25/19(b)	474	472,287
Turquoise Card Backed Securities Plc, Series 2007-1, Class A,
0.27%, 6/15/12(b)	500	499,421
USAA Auto Owner Trust, Series 2009-1, Class A2,
2.64%, 8/15/11	300	301,045

Total Asset-Backed Securities — 22.9%		32,697,527

Corporate Bonds
Aerospace & Defense — 0.4%
BAE Systems Holdings, Inc.,
6.40%, 12/15/11(a)	225	240,732
ITT Corp.,
4.90%, 5/01/14	375	398,252

		638,984

Beverages — 2.6%
Anheuser-Busch InBev Worldwide, Inc.:
3.00%, 10/15/12	1,025	1,052,510
2.50%, 3/26/13(a)	875	876,688
Bottling Group LLC,
6.95%, 3/15/14	750	868,282
Dr Pepper Snapple Group, Inc.,
2.35%, 12/21/12	870	876,169

		3,673,649

Capital Markets — 2.7%
The Bank of New York Mellon Corp.,
4.30%, 5/15/14	750	789,520
The Goldman Sachs Group, Inc.:
3.63%, 8/01/12	1,450	1,501,611
6.00%, 5/01/14	400	437,994
Morgan Stanley:
6.60%, 4/01/12	455	493,661
6.00%, 5/13/14	575	621,079

		3,843,865

Commercial Banks — 7.2%
American Express Bank FSB,
5.50%, 4/16/13	275	294,518
ANZ National International Ltd.,
2.38%, 12/21/12(a)	675	676,332
Asian Development Bank,
3.63%, 9/05/13	170	178,788
Bank of Tokyo-Mitsubishi UFJ Ltd.,
2.60%, 1/22/13(a)	945	951,873
Barclays Bank Plc,
5.45%, 9/12/12	455	490,485
BNP Paribas,
1.26%, 6/11/12(b)	1,085	1,100,296
Credit Suisse New York:
3.45%, 7/02/12	500	517,596
5.50%, 5/01/14	300	326,530
Lloyds TSB Bank Plc,
4.38%, 1/12/15(a)	1,060	1,044,929
Nordea Bank AB,
2.50%, 11/13/12(a)	665	671,292
Rabobank Nederland NV,
2.65%, 8/17/12(a)	1,650	1,683,297
Suncorp-Metway Ltd.,
0.63%, 12/17/10(a)(b)	915	916,440

See Notes to Financial Statements.

24	BLACKROCK BOND ALLOCATION TARGET SHARES	MARCH 31, 2010

Schedule of Investments (continued)	Series S Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Corporate Bonds
Commercial Banks (concluded)
Svenska Handelsbanken AB:
2.88%, 9/14/12(a)	$250	$254,736
4.88%, 6/10/14(a)	325	342,084
U.S. Bancorp,
4.20%, 5/15/14	800	839,354

		10,288,550

Commercial Services & Supplies — 0.5%
Tyco International Finance SA,
6.38%, 10/15/11	680	732,652

Consumer Finance — 1.5%
American Express Credit Corp.,
7.30%, 8/20/13	425	477,026
Capital One Financial Corp.:
5.70%, 9/15/11	1,000	1,045,148
4.80%, 2/21/12	595	617,983

		2,140,157

Containers & Packaging — 0.3%
Temple-Inland, Inc.:
7.88%, 5/01/12	200	215,468
6.63%, 1/15/16	170	178,398

		393,866

Diversified Financial Services — 3.6%
Bank of America Corp.,
5.38%, 6/15/14	280	293,888
The Bear Stearns Cos. LLC,
6.95%, 8/10/12	1,000	1,107,839
Countrywide Home Loans, Inc.,
4.00%, 3/22/11	505	519,175
General Electric Capital Corp.,
2.80%, 1/08/13(c)	1,900	1,922,946
JPMorgan Chase & Co.,
4.75%, 5/01/13	800	852,707
TIAA Global Markets, Inc.:
4.88%, 1/12/11(a)	335	344,795
5.13%, 10/10/12(a)	100	107,436

		5,148,786

Diversified Telecommunication Services — 3.5%
BellSouth Corp.:
6.00%, 10/15/11	705	754,603
4.75%, 11/15/12	700	746,388
France Telecom SA,
4.38%, 7/08/14	425	447,993
Koninklijke KPN NV,
8.00%, 10/01/10	515	533,051
Telefonica Emisiones SAU,
5.98%, 6/20/11	400	420,479
TELUS Corp.,
8.00%, 6/01/11	336	361,609
Verizon Communications, Inc.,
5.25%, 4/15/13	845	923,160
Verizon Global Funding Corp.,
7.25%, 12/01/10	735	766,907

		4,954,190

Electric Utilities — 3.3%
Duke Energy Indiana, Inc.,
5.00%, 9/15/13	715	755,920
Energy East Corp.,
6.75%, 6/15/12	616	678,078
Florida Power Corp.,
6.65%, 7/15/11	430	458,565
FPL Group Capital, Inc.,
5.63%, 9/01/11	800	845,350
MidAmerican Energy Holdings Co.,
3.15%, 7/15/12	800	819,914
Progress Energy, Inc.,
7.10%, 3/01/11	650	683,573
Rochester Gas & Electric Corp.,
6.95%, 4/01/11	445	467,210

		4,708,610

Electronic Equipment & Instruments — 0.3%
Agilent Technologies, Inc.:
4.45%, 9/14/12	285	298,669
5.50%, 9/14/15	135	144,715

		443,384

Food & Staples Retailing — 1.3%
CVS Caremark Corp.:
0.55%, 6/01/10(b)	400	400,058
5.75%, 8/15/11	1,400	1,480,013

		1,880,071

Food Products — 1.3%
Kraft Foods, Inc.:
5.63%, 11/01/11	935	993,064
6.00%, 2/11/13	500	548,777
2.63%, 5/08/13	325	327,443

		1,869,284

Health Care Equipment & Supplies — 0.6%
CareFusion Corp.,
4.13%, 8/01/12	750	782,245

Health Care Providers & Services — 0.6%
Roche Holding, Inc.,
4.50%, 3/01/12(a)	840	888,008

Insurance — 2.8%
Allstate Financial Global Funding,
6.50%, 6/14/11(a)	740	776,335
Metropolitan Life Global Funding I:
2.15%, 6/10/11(a)(b)	625	635,280
5.13%, 4/10/13(a)	1,400	1,503,036
New York Life Global Funding,
4.65%, 5/09/13(a)	125	133,822
Prudential Financial, Inc.:
3.63%, 9/17/12	430	442,229
2.75%, 1/14/13	450	450,547

		3,941,249

Life Sciences Tools & Services — 0.6%
Life Technologies Corp.,
3.38%, 3/01/13	850	854,696

Machinery — 0.3%
Ingersoll-Rand Global Holding Co. Ltd.,
9.50%, 4/15/14	380	460,764

Media — 1.6%
Cox Communications, Inc.,
7.13%, 10/01/12	900	1,005,895
Time Warner Cable, Inc.:
5.40%, 7/02/12	1,000	1,073,501
6.20%, 7/01/13	228	251,596

		2,330,992

Metals & Mining — 0.9%
Freeport-McMoRan Copper & Gold, Inc.,
3.69%, 4/01/15(b)	380	383,800
Rio Tinto Finance USA Ltd.,
8.95%, 5/01/14	800	964,002

		1,347,802

Multi-Utilities — 0.3%
CenterPoint Energy, Inc.,
6.85%, 6/01/15	375	409,516

Oil, Gas & Consumable Fuels — 4.5%
Canadian Natural Resources Ltd.,
4.90%, 12/01/14	700	748,224
Cenovus Energy, Inc.,
4.50%, 9/15/14(a)	650	678,144
ConocoPhillips,
4.75%, 2/01/14	995	1,069,948
Devon OEI Operating, Inc.,
7.25%, 10/01/11	400	432,921
Enterprise Products Operating LLC:
7.50%, 2/01/11	660	690,847
6.13%, 2/01/13	150	163,274
6.38%, 2/01/13	225	245,785
Rockies Express Pipeline LLC,
6.25%, 7/15/13(a)	535	582,126

See Notes to Financial Statements.

BLACKROCK BOND ALLOCATION TARGET SHARES	MARCH 31, 2010	25

Schedule of Investments (continued)	Series S Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Corporate Bonds
Oil, Gas & Consumable Fuels (concluded)
Southeast Supply Header LLC,
4.85%, 8/15/14(a)	$410	$419,509
Statoil ASA:
3.88%, 4/15/14	520	542,143
2.90%, 10/15/14	450	449,998
XTO Energy, Inc.,
7.50%, 4/15/12	325	364,111

		6,387,030

Pharmaceuticals — 1.4%
Covidien International Finance SA,
5.45%, 10/15/12	330	360,252
GlaxoSmithKline Capital, Inc.,
4.85%, 5/15/13	215	233,039
Novartis Capital Corp.,
4.13%, 2/10/14	850	899,987
Pfizer, Inc.,
4.45%, 3/15/12	445	471,696

		1,964,974

Real Estate Investment Trusts (REITs) — 0.3%
AvalonBay Communities, Inc.,
6.13%, 11/01/12	132	142,950
WT Finance Australia Ltd./Westfield Capital/WEA Finance LLC,
5.13%, 11/15/14(a)	295	303,696

		446,646

Road & Rail — 1.8%
Burlington Northern Santa Fe Corp.:
5.90%, 7/01/12	375	407,275
4.30%, 7/01/13	205	215,473
CSX Corp.,
6.75%, 3/15/11	1,385	1,457,053
Union Pacific Corp.,
6.65%, 1/15/11	485	505,851

		2,585,652

Semiconductors & Semiconductor Equipment — 0.5%
National Semiconductor Corp.,
6.15%, 6/15/12	690	746,157

Tobacco — 0.3%
Altria Group, Inc.,
7.75%, 2/06/14	395	451,772

Wireless Telecommunication Services — 3.4%
Cellco Partnership/Verizon Wireless Capital LLC,
3.75%, 5/20/11(c)	2,450	2,526,264
Crown Castle Towers LLC,
4.52%, 1/15/15(a)	670	679,056
Rogers Communications, Inc.:
7.88%, 5/01/12	290	323,084
7.25%, 12/15/12	670	759,359
Vodafone Group Plc,
5.00%, 12/16/13	500	539,629

		4,827,392

Total Corporate Bonds — 48.4%		69,140,943

Foreign Agency Obligations
Achmea Hypotheekbank NV,
3.20%, 11/03/14(a)	350	354,463
Australia & New Zealand Banking Group Ltd.,
0.54%, 6/18/12(a)(b)	800	797,905
CDP Financial, Inc.,
3.00%, 11/25/14(a)	315	310,161
Danske Bank A/S,
2.50%, 5/10/12(a)	1,720	1,753,655
Dexia Credit Local:
2.38%, 9/23/11(a)	715	730,203
2.00%, 3/05/13(a)	380	377,538
Eksportfinans ASA:
5.00%, 2/14/12	300	320,143
3.00%, 11/17/14	460	461,767
FIH Erhvervsbank A/S:
2.45%, 8/17/12(a)	195	197,900
1.75%, 12/06/12(a)	755	749,298
Kreditanstalt fuer Wiederaufbau,
3.50%, 3/10/14	480	499,508
Landwirtschaftliche Rentenbank,
4.13%, 7/15/13	500	532,213
LeasePlan Corp. NV,
3.00%, 5/07/12(a)	475	490,827
Macquarie Bank Ltd.,
4.10%, 12/17/13(a)	1,300	1,382,497

Total Foreign Agency Obligations — 6.3%		8,958,078

Foreign Government Obligations
Canada — 0.8%
Province of Ontario Canada:
0.70%, 5/22/12(b)	560	564,470
4.10%, 6/16/14	600	640,974

Total Foreign Government Obligations — 0.8%		1,205,444

Non-Agency Mortgage-Backed Securities Collateralized Mortgage Obligations — 4.1%
Arran Residential Mortgages Funding Plc:
Series 2005-B, Class A1, 0.31%, 12/15/12(b)	800	785,120
Series 2006-2A, Class A2B, 0.32%, 9/20/56(a)(b)	386	381,227
Banc of America Funding Corp., Series 2004-C, Class 4A1,
0.57%, 12/20/34(b)	22	15,902
Banc of America Mortgage Securities, Series 04-A, Class 2A2, Series 2004-A, Class 2A2,
3.52%, 2/25/34(b)	236	203,069
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-7, Class 4A,
3.82%, 10/25/34(b)	293	224,668
Bear Stearns Alt-A Trust, Series 2004-13, Class A1,
0.99%, 11/25/34(b)	13	9,845
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-HYB1, Class 2A,
3.33%, 5/20/34(b)	343	271,869
First Horizon Commercial Mortgage Trust, Series 2003-AR4, Class 2A1,
2.92%, 12/25/33(b)	108	101,692
First Horizon Mortgage Pass-Through Trust, Series 2004-AR6, Class 2A1,
3.01%, 12/25/34(b)	279	268,082
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 4A1,
4.85%, 6/25/34(b)	347	323,507
Thornburg Mortgage Securities Trust:
Series 2006-5, Class A1, 0.37%, 8/25/11(b)	1,304	1,272,624
Series 2006-6, Class A1, 0.36%, 11/25/11(b)	819	798,794
Series 2007-2, Class A2A, 0.36%, 6/25/37(b)	890	867,234
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR2, Class 2A1,
2.88%, 3/25/35(b)	405	359,207

		5,882,840

See Notes to Financial Statements.

26	BLACKROCK BOND ALLOCATION TARGET SHARES	MARCH 31, 2010

Schedule of Investments (continued)	Series S Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Non-Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities — 14.9%
Banc of America Commercial Mortgage, Inc., Series 2002-PB2, Class A4,
6.19%, 1/11/12	$400	$422,573
Bear Stearns Commercial Mortgage Securities:
Series 2000-WF2, Class A2, 7.32%, 10/15/32(b)	417	421,784
Series 2001-TOP2, Class A2, 6.48%, 2/15/35	1,639	1,687,900
Chase Commercial Mortgage Securities Corp., Series 2000-3, Class A2,
7.32%, 9/15/10	715	723,910
Commercial Mortgage Asset Trust, Series 1999-C1, Class A3,
6.64%, 1/17/32	49	48,894
Commercial Mortgage Pass-Through Certificates, Series 2001-J2A, Class A2,
6.10%, 7/16/11(a)	1,395	1,474,058
Credit Suisse First Boston Mortgage Securities Corp.:
Series 2002-CKS4, Class A2, 5.18%, 8/15/12	880	925,037
Series 2002-CP3, Class A3, 5.60%, 7/15/35	250	264,696
DLJ Commercial Mortgage Corp., Series 2000-CKP1, Class A1B,
7.18%, 11/10/33	299	301,604
FHLMC M/F Structured Pass-Through Certificates:
Series K003, Class A1, 2.23%, 7/25/13	428	434,004
Series K003, Class A2, 3.61%, 6/25/14	420	435,869
First Union National Bank Commercial Mortgage:
Series 2000-C2, Class A2, 7.20%, 9/15/10	690	698,096
Series 2001-C3, Class A3, 6.42%, 6/15/11	415	432,719
Series 2002-C1, Class A2, 6.14%, 1/12/12	670	704,882
GE Capital Commercial Mortgage Corp.:
Series 2001-3, Class A2, 6.07%, 11/10/11	1,520	1,599,778
Series 2001-1, Class A2, 6.53%, 5/15/33	2,105	2,178,234
Series 2005-C1, Class A2, 4.35%, 6/10/48	508	513,808
GMAC Commercial Mortgage Securities, Inc.:
Series 2000-C2, Class A2, 7.46%, 6/16/10(b)	422	422,750
Series 2000-C3, Class A2, 6.96%, 11/15/10	700	713,707
Series 2003-C3, Class A3, 4.65%, 4/10/40	300	306,276
Greenwich Capital Commercial Funding Corp., Series 2002-C1, Class A2,
4.11%, 3/11/12	143	146,322
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2001-CIB2, Class A2, 6.24%, 10/15/10	28	27,818
Series 2001-CIB2, Class A3, 6.43%, 6/15/11	1,050	1,091,855
Series 2001-CIB3, Class A3, 6.47%, 12/15/11	525	552,774
LB-UBS Commercial Mortgage Trust:
Series 2000-C4, Class A2, 7.37%, 6/15/10	403	405,077
Series 2003-C7, Class A2, 4.06%, 8/15/10(b)	380	381,097
Series 2001-WM, Class A1, 6.16%, 7/14/11(a)	253	261,588
Series 2003-C7, Class A3, 4.56%, 7/15/12(b)	295	299,930
Series 2005-C2, Class A2, 4.82%, 4/15/30	293	293,042
Series 2007-C2, Class A2, 5.30%, 2/15/40	800	820,813
Morgan Stanley Capital I, Series 2001-TOP3, Class A4,
6.39%, 7/15/33	389	405,481
Salomon Brothers Mortgage Securities VII, Inc.:
Series 2000-C3, Class A2, 6.59%, 11/18/10	422	425,633
Series 2002-KEY2, Class A2, 4.47%, 3/18/36	76	78,556
Wachovia Bank Commercial Mortgage Trust:
Series 2005-C17, Class A2, 4.78%, 3/15/10	357	357,056
Series 2006-C23, Class APB, 5.45%, 1/15/45	550	571,569
Series 2006-C28, Class A2, 5.50%, 10/15/48	425	436,456

		21,265,646

Total Non-Agency Mortgage-Backed Securities — 19.0%		27,148,486

Taxable Municipal Bonds
The Board of Trustees of The Leland Stanford Junior University,
3.63%, 5/01/14	175	181,818
State of California Various Purposes GO,
5.65%, 4/01/39	690	717,276

Total Taxable Municipal Bonds — 0.6%		899,094

U.S. Government Sponsored Agency Securities
Collateralized Mortgage Obligations — 2.4%
Fannie Mae:
Series 2006-54, Class OA, 6.00%, 3/25/27	251	257,491
Series 2005-57, Class PA, 5.50%, 5/25/27	75	75,307
Series 2006-99, Class PA, 5.50%, 5/25/30	798	835,737
Freddie Mac:
Series 3128, Class BA, 5.00%, 1/15/24	191	194,245
Series 3165, Class NA, 5.50%, 2/15/26-5/15/26	1,452	1,485,530
Series 3162, Class 0A, 6.00%, 10/15/26	229	234,433
Series 3186, Class NA, 6.00%, 7/15/27	318	322,030

		3,404,773

Mortgage-Backed Securities — 2.9%
Fannie Mae Mortgage-Backed Securities:
5.50%, 12/01/18-10/01/24(c)	2,484	2,669,898
4.87%, 6/01/35(b)	134	138,307
3.56%, 7/01/35(b)	390	405,248
5.09%, 8/01/35(b)	396	412,909
5.34%, 10/01/35(b)	381	403,533
Freddie Mac Mortgage-Backed Securities:
4.38%, 6/01/33(b)	159	164,197
3.72%, 7/01/34(b)	26	26,540

		4,220,632

Total U.S. Government Sponsored Agency Securities — 5.3%		7,625,405

Total Long-Term Investments (Cost — $145,206,927) — 103.3%		147,674,977

See Notes to Financial Statements.

BLACKROCK BOND ALLOCATION TARGET SHARES	MARCH 31, 2010	27

Schedule of Investments (continued)	Series S portfolio
(Percentages shown are based on Net Assets)

	Shares		Value
Short-Term Securities
Dreyfus Treasury Prime, 0.00%(d)	3,333,818		$3,333,818

Total Short-Term Securities (Cost — $3,333,818) — 2.3%			3,333,818

	Contracts
Options Purchased
Exchange-Traded Put Options Purchased 3-month Euro-Dollar Futures, Strike Price USD 98.75, Expires 9/13/10
(Cost — $68,777) — 0.0%	62		2,712

Total Investments Before Outstanding Options Written
(Cost — $148,609,522*) — 105.6%			151,011,507

	Contracts
Options Written
Exchange-Traded Put Options Written 3-month Euro-Dollar Futures, Strike Price USD 98.25, Expires 9/13/10	62		(1,163)

Over-the-Counter Put Swaptions Written
Receive a fixed rate of 2.750% and pay a floating rate based on 3-month LIBOR, Expires 5/24/10, Broker, Barclays Bank Plc	330	(e)	(63)

Total Options Written
(Premiums Received — $ 67,035) — (0.0)%			(1,226)

Total Investments Net of Outstanding Options Written — 105.6%			151,010,281
Liabilities in Excess of Other Assets — (5.6)%			(8,026,237)

Net Assets — 100.0%			$142,984,044

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$148,609,522
Gross unrealized appreciation	$2,828,840
Gross unrealized depreciation	(426,855)
Net unrealized appreciation	$2,401,985

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	All or a portion of security pledged as collateral for reverse repurchase agreements.

(d)	Represents the current yield as of report date.

(e)	One contract represents a notional amount of $10,000.

•	Investments in companies considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income
BlackRock Liquidity Funds, TempFund Institutional Class	$(16,211,611)	$—

•	Reverse repurchase agreements outstanding as of March 31, 2010 were as follows:

Counterparty	Interest Rate	Settlement Date	Maturity Date	Net Closing Amount	Par
Credit Suisse International	0.20%	3/08/10	4/13/10	$1,646,329	$1,646,000
Credit Suisse International	0.40%	3/10/10	Open	$2,426,985	2,426,419
JPMorgan Chase Bank, N.A.	0.21%	3/12/10	4/13/10	$932,174	932,000
Credit Suisse International	0.40%	3/16/10	Open	$1,834,637	1,834,331

Total					$6,838,750

•	Financial futures contracts purchased as of March 31, 2010 were as follows:

Contracts	Issue	Expiration Date	Notional Value	Unrealized Depreciation
235	U.S. Treasury Notes (2 Year)	June 2010	$50,983,984	$(4,952)
42	U.S. Treasury Notes (5 Year)	June 2010	$4,823,438	(31,041)

Total				$(35,993)

•	Financial futures contracts sold as of March 31, 2010 were as follows:

Contracts	Issue	Expiration Date	Notional Value	Unrealized Appreciation
14	U.S. Treasury Bonds (20 Year)	June 2010	$1,625,750	$1,781

•	Interest rate swaps outstanding as of March 31, 2010 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration	Notional Amount (000)	Unrealized Appreciation (Depreciation)
0.80%(a)	3-month LIBOR	JPMorgan Chase Bank, N.A.	March 2011	USD 6,100	$12,014
1.13%(b)	3-month LIBOR	Deutsche Bank AG	January 2012	USD 7,900	(24,391)
1.09%(b)	3-month LIBOR	Barclays Bank, Plc	March 2012	USD 9,900	8,676

Total					$(3,701)

(a)	Fund pays floating interest rate and receives fixed rate.
(b)	Fund pays fixed interest rate and receives floating rate.

See Notes to Financial Statements.

28	BLACKROCK BOND ALLOCATION TARGET SHARES	MARCH 31, 2010

Schedule of Investments (concluded)	Series S Portfolio

•	Credit default swaps on single-name issues - buy protection outstanding as of March 31, 2010 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration	Notional Amount (000)	Unrealized Depreciation
HJ Heinz Co.	1.00%	Credit Suisse International	December 2014	USD 600	$(970)
Hershey Foods Co.	1.00%	Goldman Sachs Bank USA	December 2014	USD 600	(7,326)

Total					$(8,296)

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Fair Value Measurements - Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of March 31, 2010 in determining the fair valuation of the Fund’s investments:

	Investments in Securities
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	—	$31,200,028	$1,497,499	$32,697,527
Corporate Bonds	—	69,140,943	—	69,140,943
Foreign Agency Obligations	—	8,958,078	—	8,958,078
Foreign Government
Obligations	—	1,205,444	—	1,205,444
Non-Agency Mortgage-Backed
Securities	—	27,148,486	—	27,148,486
Taxable Municipal Bonds	—	899,094	—	899,094
U.S. Government Sponsored Agency Securities	—	$7,625,405	—	$7,625,405
Short-Term Securities	$3,333,818	—	—	3,333,818

Total	$3,333,818	$146,177,478	$1,497,499	$151,008,795

	Other Financial Instruments[1]
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets	$4,493	$20,690	—	$25,183
Liabilities	(37,156)	(32,750)	—	(69,906)

Total	$(32,663)	$(12,060)	—	$(44,723)

[1]

Other financial instruments are financial futures contracts, swaps and options. Financial futures contracts and swaps are shown at the unrealized appreciation/depreciation on the instrument and options are shown at value.

The following table is a reconciliation of level 3 investments for which significant unobservable inputs were used to determine fair value:

Investments in Securities Asset-Backed Securities
Balance, as of March 31, 2009	—
Accrued discounts/premiums	$1,280
Realized gain	—
Change in unrealized appreciation/depreciation[2]	(292)
Net purchases	1,496,511
Net transfers in/out of Level 3	—

Balance, as of March 31, 2010	$1,497,499

[2]

Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations. The change in unrealized appreciation/depreciation on securities still held at March 31, 2010 was $(292).

See Notes to Financial Statements.

BLACKROCK BOND ALLOCATION TARGET SHARES	MARCH 31, 2010	29

Statements of Assets and Liabilities

March 31, 2010	Series C Portfolio	Series M Portfolio	Series N Portfolio	Series S Portfolio
Assets
Investments at value[1]	$365,321,120	$413,984,635	$10,172,524	$151,011,507
Cash pledged as collateral in connection with financial futures contracts	698,000	—	9,000	238,000
Interest receivable	5,191,137	1,605,178	188,118	1,117,707
Capital shares sold receivable	1,177,539	1,173,779	—	1,259,551
Receivable from advisor	42,213	37,815	14,599	22,313
Margin variation receivable	—	208,607	—	40,952
Investments sold receivable	—	—	230,617	424,881
Principal paydown receivable	—	284,416	—	387
Dividends receivable	—	—	20	—
Unrealized appreciation on swaps	—	—	—	20,690
Prepaid expenses	28,205	29,215	12,443	14,582

Total assets	372,458,214	417,323,645	10,627,321	154,150,570

Accrued Liabilities
Investments purchased payable	2,754,958	53,939,521	—	—
Income dividends payable	1,713,501	1,152,309	53,077	415,507
Reverse repurchase agreements payable	1,696,969	—	—	6,838,750
Capital shares redeemed payable	1,281,692	1,217,182	—	3,794,715
Margin variation payable	109,115	—	—	—
Professional fees payable	51,246	51,473	43,032	41,019
Other affiliates payable	46,496	44,575	5,412	17,038
Officer’s and Trustees’ fees payable	7,200	7,129	1,963	6,031
Interest expense and fees payable	—	—	689	1,247
Swap premiums received	—	—	—	8,023
Options written at value[2]	—	—	—	1,226
Unrealized depreciation on swaps	—	—	—	32,687
Other accrued expenses payable	6,654	7,985	385	10,283

Total accrued liabilities	7,667,831	56,420,174	104,558	11,166,526

Other Liabilities
Trust certificates[3]	—	—	200,000	—

Total Liabilities	7,667,831	56,420,174	304,558	11,166,526

Net Assets	$364,790,383	$360,903,471	$10,322,763	$142,984,044

Net Assets Consist of
Paid-in capital	$373,988,969	$385,687,364	$10,199,786	$138,896,184
Undistributed (distributions in excess of) net investment income	(157,187)	49,435	31,967	(22,726)
Accumulated net realized gain (loss)	(26,566,820)	(27,474,811)	(275,440)	1,689,001
Net unrealized appreciation/depreciation	17,525,421	2,641,483	366,450	2,421,585

Net Assets	$364,790,383	$360,903,471	$10,322,763	$142,984,044

Net Asset Value
Shares outstanding[4]	37,172,490	39,181,761	1,019,820	14,102,119

Net asset value	$9.81	$9.21	$10.12	$10.14

	$347,758,881	$411,086,259	$9,806,074	$148,609,522
	—	—	—	$67,035

1	Investments at cost

2	Premiums received

3	Represents short-term floating rate certificates issued by tender option bond trusts.

4	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

30	BLACKROCK BOND ALLOCATION TARGET SHARES	MARCH 31, 2010

Statements of Operations

Year Ended March 31, 2010	Series C Portfolio	Series M Portfolio	Series N Portfolio	Series S Portfolio
Investment Income
Interest	$20,665,120	$15,161,661	$587,976	$4,218,894
Dividends – affiliated	1,710	32,398	—	—
Dividends	—	—	314	—

Total income	20,666,830	15,194,059	588,290	4,218,894

Expenses
Transfer agent	196,126	196,038	15,088	23,761
Professional	92,258	89,628	61,201	55,247
Administration	77,408	60,739	21,551	56,433
Registration	38,503	40,040	21,192	23,811
Custodian	27,158	27,219	3,065	19,746
Officer and Trustees	23,828	23,622	5,279	18,448
Printing	21,047	20,648	1,830	—
Miscellaneous	16,093	18,929	2,909	6,488

Total expenses excluding interest expense and fees	492,421	476,863	132,115	203,934
Interest expense and fees	3,097	—	717 [1]	12,791

Total expenses	495,518	476,863	132,832	216,725
Less expenses reimbursed by advisor	(492,421)	(476,863)	(132,115)	(203,934)

Total expenses after fees reimbursed	3,097	—	717	12,791

Net investment income	20,663,733	15,194,059	587,573	4,206,103

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	7,663,602	(11,347,788)	(134,466)	1,216,425
Options written	—	—	—	286,554
Financial futures contracts	(2,868,972)	463,680	7,992	856,466
Swaps	—	—	—	175,954

	4,794,630	(10,884,108)	(126,474)	2,535,399

Net change in unrealized appreciation/depreciation on:
Investments	38,629,597	37,432,607	1,376,660	2,919,567
Options written	—	—	—	52,357
Financial futures contracts	(1,095,850)	(4,420,314)	—	(390,751)
Swaps	—	—	—	(11,997)

	37,533,747	33,012,293	1,376,660	2,569,176

Total realized and unrealized gain	42,328,377	22,128,185	1,250,186	5,104,575

Net Increase in Net Assets Resulting from Operations	$62,992,110	$37,322,244	$1,837,759	$9,310,678

1	Related to tender option bond trusts. Includes interest expense and fees incurred.

See Notes to Financial Statements.

BLACKROCK BOND ALLOCATION TARGET SHARES	MARCH 31, 2010	31

Statements of Changes in Net Assets

	Series C Portfolio			Series M Portfolio
Increase (Decrease) in Net Assets:	Year Ended March 31, 2010	Period October 1, 2008 to March 31, 2009	Year Ended September 30, 2008	Year Ended March 31, 2010	Period October 1, 2008 to March 31, 2009	Year Ended September 30, 2008
Operations
Net investment income	$20,663,733	$10,772,288	$27,241,023	$15,194,059	$10,663,179	$24,521,655
Net realized gain (loss)	4,794,630	(22,724,213)	(8,086,624)	(10,884,108)	(14,954,435)	6,369,296
Net change in unrealized appreciation/depreciation	37,533,747	33,287,398	(51,513,209)	33,012,293	(7,640,846)	(23,810,401)

Net increase (decrease) in net assets resulting from operations	62,992,110	21,335,473	(32,358,810)	37,322,244	(11,932,102)	7,080,550

Dividends and Distributions to Shareholders From
Net investment income	(20,663,733)	(10,772,288)	(27,398,793)	(15,669,386)	(10,793,758)	(24,742,027)
Net realized gain	—	—	—	—	(6,073,705)	—

Decrease in net assets resulting from dividends and distributions to shareholders	(20,663,733)	(10,772,288)	(27,398,793)	(15,669,386)	(16,867,463)	(24,742,027)

Capital Share Transactions
Shares sold	85,755,081	68,969,940	111,344,919	95,656,405	75,581,127	105,312,211
Shares issued in reinvestment of dividends and distributions	1,023,024	172,677	79,033	801,497	283,339	70,970
Shares redeemed	(117,246,227)	(107,481,234)	(146,685,048)	(106,428,771)	(112,133,836)	(155,856,891)

Net increase (decrease) in net assets derived from capital share transactions	(30,468,122)	(38,338,617)	(35,261,096)	(9,970,869)	(36,269,370)	(50,473,710)

Net Assets
Total increase (decrease) in net assets	11,860,255	(27,775,432)	(95,018,699)	11,681,989	(65,068,935)	(68,135,187)
Beginning of period	352,930,128	380,705,560	475,724,259	349,221,482	414,290,417	482,425,604

End of period	$364,790,383	$352,930,128	$380,705,560	$360,903,471	$349,221,482	$414,290,417

Undistributed (distributions in excess of) net investment income	$(157,187)	$(157,187)	$(157,187)	$49,435	$48,620	$—

See Notes to Financial Statements.

32	BLACKROCK BOND ALLOCATION TARGET SHARES	MARCH 31, 2010

Series N Portfolio		Series S Portfolio
Year Ended March 31,		Year Ended March 31, 2010	Period October 1, 2008 to March 31, 2009	Year Ended September 30, 2008
2010	2009

$587,573	$518,508	$4,206,103	$912,529	$1,971,325
(126,474)	(149,842)	2,535,399	613,899	198,924
1,376,660	(1,010,210)	2,569,176	186,151	(352,998)

1,837,759	(641,544)	9,310,678	1,712,579	1,817,251

(564,744)	(508,494)	(4,372,743)	(945,655)	(1,987,779)
—	—	(538,990)	(638,290)	—

(564,744)	(508,494)	(4,911,733)	(1,583,945)	(1,987,779)

—	10,199,786	97,047,559	46,994,483	33,491,857
—	—	272,057	34,717	30,992
—	—	(45,843,071)	(19,892,297)	(17,029,893)

—	10,199,786	51,476,545	27,136,903	16,492,956

1,273,015	9,049,748	55,875,490	27,265,537	16,322,428
9,049,748	—	87,108,554	59,843,017	43,520,589

$10,322,763	$9,049,748	$142,984,044	$87,108,554	$59,843,017

$31,967	$9,901	$(22,726)	$14,216	$84

See Notes to Financial Statements.

BLACKROCK BOND ALLOCATION TARGET SHARES	MARCH 31, 2010	33

Financial Highlights

	Series C Portfolio
	Year Ended March 31,	Period October 1, 2008 to March 31, 2009
			Year Ended September 30,
	2010		2008	2007	2006	2005[1]
Per Share Operating Performance
Net asset value, beginning of period	$8.74	$8.48	$9.79	$9.79	$9.92	$10.00

Net investment income[2]	0.53	0.26	0.58	0.51	0.47	0.41
Net realized and unrealized gain (loss)	1.07	0.26	(1.31)	—	(0.14)	(0.08)

Net increase (decrease) from investment operations	1.60	0.52	(0.73)	0.51	0.33	0.33

Dividends from net investment income	(0.53)	(0.26)	(0.58)	(0.51)	(0.46)	(0.41)

Net asset value, end of period	$9.81	$8.74	$8.48	$9.79	$9.79	$9.92

Total Investment Return[3]
Based on net asset value	18.68%	6.17%[4]	(8.02)%	5.37%	3.51%	3.34%

Ratios to Average Net Assets
Total expenses	0.14%	0.25%[5]	0.67%	0.39%	1.60%	3.02%

Total expenses after fees reimbursed	0.00%	0.09%[5]	0.55%	0.19%	0.00%	0.00%

Total expenses after fees reimbursed and excluding interest expense	0.00%	0.00%[5]	0.00%	0.00%	0.00%	0.00%

Net investment income	5.64%	5.96%[5]	5.96%	5.31%	4.81%	4.12%

Supplemental Data
Net assets, end of period (000)	$364,790	$352,930	$380,706	$475,724	$13,365	$9,917

Portfolio turnover	51%	16%	51%	70%	42%	50%

1	Commencement of operations was October 1, 2004.

2	Based on average shares outstanding.

3	Where applicable, total investment returns include the reinvestments of dividends and distributions.

4	Aggregate total investment return.

5	Annualized.

See Notes to Financial Statements.

34	BLACKROCK BOND ALLOCATION TARGET SHARES	MARCH 31, 2010

Financial Highlights

	Series M Portfolio
	Year Ended March 31,	Period October 1, 2008 to March 31, 2009	Year Ended September 30,
	2010		2008	2007	2006	2005[1]
Per Share Operating Performance
Net asset value, beginning of period	$8.66	$9.33	$9.73	$9.79	$9.83	$10.00

Net investment income[2]	0.38	0.26	0.51	0.51	0.48	0.40
Net realized and unrealized gain (loss)	0.55	(0.52)	(0.39)	(0.05)	(0.05)	(0.17)

Net increase (decrease) from investment operations	0.93	(0.26)	0.12	0.46	0.43	0.23

Dividends and distributions from:
Net investment income	(0.38)	(0.26)	(0.52)	(0.52)	(0.47)	(0.40)
Net realized gain	—	(0.15)	—	—	—	—

Total dividends and distributions	(0.38)	(0.41)	(0.52)	(0.52)	(0.47)	(0.40)

Net asset value, end of period	$9.21	$8.66	$9.33	$9.73	$9.79	$9.83

Total Investment Return[3]
Based on net asset value	11.11%	(2.61)%[4]	1.12%	4.88%	4.54%	2.37%

Ratios to Average Net Assets
Total expenses	0.13%	0.17%[5]	0.12%	0.18%	2.05%	3.93%

Total expenses after fees reimbursed	0.00%	0.00%[5]	0.01%	0.00%	0.00%	0.00%

Total expenses after fees reimbursed and excluding interest expense	0.00%	0.00%[5]	0.00%	0.00%	0.00%	0.00%

Net investment income	4.27%	6.14%[5]	5.29%	5.28%	4.86%	4.03%

Supplemental Data
Net assets, end of period (000)	$360,903	$349,221	$414,290	$482,426	$8,501	$4,916

Portfolio turnover	178%[6]	21%[7]	197%[8]	7%	23%	36%

1	Commencement of operations was October 1, 2004.

2	Based on average shares outstanding.

3	Where applicable, total investment returns include the reinvestments of dividends and distributions.

4	Aggregate total investment return.

5	Annualized.

6	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 83%.

7	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 19%.

8	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 33%.

See Notes to Financial Statements.

BLACKROCK BOND ALLOCATION TARGET SHARES	MARCH 31, 2010	35

Financial Highlights

	Series N Portfolio
	Year Ended March 31,
	2010	2009[1]
Per Share Operating Performance
Net asset value, beginning of year	$8.87	$10.00

Net investment income[2]	0.58	0.51
Net realized and unrealized gain (loss)	1.22	(1.14)

Net increase (decrease) from investment operations	1.80	(0.63)

Dividends from net investment income	(0.55)	(0.50)

Net asset value, end of year	$10.12	$8.87

Total Investment Return[3]
Based on net asset value	20.74%	(6.32)%[4]

Ratios to Average Net Assets
Total expenses[5]	1.34%	1.93%

Total expenses after fees reimbursed	0.01%	0.05%

Total expenses after fees reimbursed and excluding interest expense and fees	0.00%	0.00%

Net investment income	5.94%	5.50%

Supplemental Data
Net assets, end of year (000)	$10,323	$9,050

Portfolio turnover	64%	48%

1	Commencement of operations was April 1, 2008.
2	Based on average shares outstanding.
3	Where applicable, total investment returns include the reinvestments of dividends and distributions.
4	Aggregate total investment return.
5	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

36	BLACKROCK BOND ALLOCATION TARGET SHARES	MARCH 31, 2010

Financial Highlights (concluded)

	Series S Portfolio
	Year Ended March 31,	Period October 1, 2008 to March 31,	Year Ended September 30,
	2010	2009	2008	2007	2006	2005[1]
Per Share Operating Performance
Net asset value, beginning of period	$9.74	$9.75	$9.79	$9.84	$9.84	$10.00

Net investment income[2]	0.37	0.14	0.42	0.52	0.43	0.35
Net realized and unrealized gain (loss)	0.46	0.09	(0.04)	(0.06)	—	(0.16)

Net increase from investment operations	0.83	0.23	0.38	0.46	0.43	0.19

Dividends and distributions from:
Net investment income	(0.38)	(0.14)	(0.42)	(0.51)	(0.43)	(0.35)
Net realized gain	(0.05)	(0.10)	—	—	—	—

Total dividends and distributions	(0.43)	(0.24)	(0.42)	(0.51)	(0.43)	(0.35)

Net asset value, end of period	$10.14	$9.74	$9.75	$9.79	$9.84	$9.84

Total Investment Return[3]
Based on net asset value	8.68%	2.44%[4]	3.98%	4.88%	4.51%	2.00%

Ratios to Average Net Assets
Total expenses	0.19%	0.31%[5]	0.33%	0.51%	1.28%	2.72%

Total expenses after fees reimbursed	0.01%	0.00%[5]	0.00%	0.00%	0.00%	0.00%

Total expenses after fees reimbursed and excluding interest expense	0.00%	0.00%[5]	0.00%	0.00%	0.00%	0.00%

Net investment income	3.65%	2.79%[5]	4.27%	5.28%	4.49%	3.54%

Supplemental Data
Net assets, end of period (000)	$142,984	$87,109	$59,843	$43,521	$29,947	$9,843

Portfolio turnover	117%[6]	22%	71%[7]	53%	52%	17%

1	Commencement of operations was October 1, 2004.

2	Based on average shares outstanding.

3	Where applicable, total investment returns include the reinvestments of dividends and distributions.

4	Aggregate total investment return.

5	Annualized.

6	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 114%.

7	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 69%.

See Notes to Financial Statements.

BLACKROCK BOND ALLOCATION TARGET SHARES	MARCH 31, 2010	37

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Bond Allocation Target Shares (the “Trust”), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified open-end management investment company. As of March 31, 2010, the Trust had 5 series, of which BlackRock Bond Allocation Target Shares Series C Portfolio (“Series C”), BlackRock Bond Allocation Target Shares Series M Portfolio (“Series M”) BlackRock Bond Allocation Target Shares Series N Portfolio (“Series N”) and BlackRock Bond Allocation Target Shares Series S Portfolio (“Series S”) (collectively the “Funds”) are included in these financial statements. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require the use of management accruals and estimates. Actual results may differ from these estimates.

Shares of the Funds are offered to separate account clients of the investment advisor or certain of its affiliates. Participants in wrap-fee programs pay a single aggregate fee to the program sponsor for all costs and expenses of the wrap-fee programs including investment advice and portfolio execution.

The following is a summary of significant accounting policies followed by the Funds:

Valuation: The Funds’ policy is to fair value their financial instruments at market value. The Funds value their bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services selected under the supervision of the Funds’ Board of Trustees (the “Board”). In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued by utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and trades of underlying securities. To-be-announced (“TBA”) commitments are valued at the current market value of the underlying securities. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at net asset value each business day.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying securities.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued by a method approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Asset-Backed and Mortgage-Backed Securities: The Funds may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment rate feature will have the effect of shortening the maturity of the security. If a Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Funds may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA”) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“FHLMC”) and Federal National Mortgage Association (“FNMA”), including FNMA guaranteed Mortgage Pass-Through

38	BLACKROCK BOND ALLOCATION TARGET SHARES	MARCH 31, 2010

Notes to Financial Statements (continued)

Certificates are solely the obligations of the FHLMC and FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury.

Series S and Series M invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedules of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

Multiple Class Pass-Through Securities: The Funds may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by GNMA, US Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities, the payments on which are used to make payments on the CMOs or multiple class pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the investment is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Funds may not fully recoup their initial investments in IOs.

Capital Trusts: These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Interest can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities can have a rating that is slightly below that of the issuing company’s senior debt securities.

Forward Commitments and When-Issued Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized gain of the commitment, which is shown on the Schedules of Investments, if any.

Inflation-Indexed Bonds: Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage Dollar Roll Transactions: The Funds may sell mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed-upon price. During the period between the sale and repurchase, the Funds will not be entitled to receive interest and principal payments on the securities sold. The Funds account for dollar roll transactions as purchases and sales and realize gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that each Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Treasury Roll Transactions: A treasury roll transaction involves the sale of a Treasury security, with an agreement to repurchase the same security at an agreed upon price and date. Treasury rolls constitute a borrowing and the difference between the sale and repurchase price represents interest expense at an agreed upon rate. Whether such a transaction produces a positive impact on performance depends upon whether the income and gains on the securities purchased with the proceeds received from the sale of the security exceeds the interest expense incurred by the Funds. Treasury rolls are not considered purchases and sales and any gains or losses incurred on the treasury rolls will be deferred until the Treasury securities are disposed.

BLACKROCK BOND ALLOCATION TARGET SHARES	MARCH 31, 2010	39

Notes to Financial Statements (continued)

Treasury roll transactions involve the risk that the market value of the securities that the Funds are required to purchase may decline below the agreed upon purchase price of those securities. If investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the treasury roll, the use of this technique will adversely impact the investment performance of the Funds.

Reverse Repurchase Agreements: The Funds may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Funds sell securities to a bank or broker-dealer and agree to repurchase the securities at a mutually agreed upon date and price. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Funds may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that a Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds’ use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Funds’ obligation to repurchase the securities.

TBA Commitments: The Funds may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Funds’ other assets.

Municipal Bonds Transferred to Tender Option Bond Trusts: Series N may leverage its assets through the use of tender option bond trusts (“TOBs”). A TOB is established by a third party sponsor forming a special purpose entity, into which one or more funds, or an agent on behalf of the funds, transfers municipal bonds. Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which Series N has contributed bonds. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that made the transfer. The TOB Residuals held by Series N include the right of Series N (1) to cause the holders of a proportional share of the floating rate certificates to tender their certificates at par, and (2) to transfer, within seven days, a corresponding share of the municipal bonds from the TOB to Series N. The TOB may also be terminated without the consent of Series N upon the occurrence of certain events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain quarterly or annual renewal of the liquidity support agreement, a substantial decline in the market value of the municipal bond or the inability to remarket the short-term floating rate certificates to third party investors.

The cash received by the TOB from the sale of the short-term floating rate certificates, less transaction expenses, is paid to Series N, which typically invests the cash in additional municipal bonds. Series N’s transfer of the municipal bonds to a TOB is accounted for as a secured borrowing, therefore the municipal bonds deposited into a TOB are presented in the Fund’s Schedule of Investments and the proceeds from the issuance of the short-term floating rate certificates are shown as trust certificates in the Statements of Assets and Liabilities.

Interest income from the underlying municipal bonds is recorded by Series N on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are reported as expenses of Series N. The floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. At March 31, 2010, the aggregate value of the underlying municipal bonds transferred to TOBs, the related liability for trust certificates and the range of interest rates on the liability for trust certificates were as follows:

	Underlying Municipal Bonds Transferred to TOBs	Liability for Trust Certificates	Interest Rate
Series N	$432,388	$200,000	0.28%

Should short-term interest rates rise, Series N’s investments in TOBs may adversely affect Series N’s investment income and dividends to shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB may adversely affect Series N’s net asset value per share.

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that a Fund either delivers collateral or segregates assets in connection with certain investments (e.g., dollar rolls, TBAs beyond normal settlement, financial futures contracts, swaps and written options), or certain borrowings (e.g., reverse repurchase agreements) each Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to

40	BLACKROCK BOND ALLOCATION TARGET SHARES	MARCH 31, 2010

Notes to Financial Statements (continued)

be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income, including amortization of premium and accretion of discount on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The Funds file US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Series C, Series M and Series S US federal tax returns remains open for each of the two years ended September 30, 2008 and for each of the two periods ended March 31, 2010. The statute of limitations on the Series N US federal tax returns remains open for each of the two periods ended March 31, 2010. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. There are no uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In January 2010, Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require additional disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances and settlements in the reconciliation for fair value measurements using significant unobservable inputs (Level 3). It also clarifies existing disclosure requirements relating to the levels of disaggregation for fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2009, and interim periods within those fiscal years, except for disclosures about purchases, sales, issuances and settlements in the rollforward of activity in Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. The impact of this guidance on the Funds’ financial statements and disclosures is currently being assessed.

Other: Expenses directly related a Fund are charged to that Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

2. Derivative Financial Instruments:

The Funds may engage in various portfolio investment strategies both to increase the returns of the Funds and to economically hedge, or protect, their exposure to certain risks such as credit risk and interest rate risk. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying instrument or if the counterparty does not perform under the contract. The Funds may mitigate counterparty risk through master netting agreements included within an International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreement between a Fund and each of its counterparties. The ISDA Master Agreement allows each Fund to offset with its counterparty certain derivative financial instrument’s payables and/or receivables with collateral held with each counterparty. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Funds from their counterparties are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Funds manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

The Funds’ maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Funds. For OTC options purchased, the Funds bear the risk of loss in the amount of the premiums paid and change in market value of the options should the counterparty not perform under the contracts. Options written by the Funds do not give rise to counterparty credit risk, as options written obligate the Funds to perform and not the counterparty. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or a Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is minimal because of the protection against defaults provided by the exchange on which they trade.

Financial Futures Contracts: The Funds may purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of

BLACKROCK BOND ALLOCATION TARGET SHARES	MARCH 31, 2010	41

Notes to Financial Statements (continued)

the contract. Such receipts or payments are known as margin variation and are recognized by the Funds as unrealized gains or losses. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures transactions involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Options: The Funds may purchase and write call and put options to increase or decrease their exposure to underlying instruments (interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise price at any time or at a specified time during the option period. When a Fund purchases (writes) an option, an amount equal to the premium paid (received) by a Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or a Fund enters into a closing transaction), a Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). When a Fund writes a call option, such option is “covered,” meaning that a Fund holds the underlying instrument subject to being called by the option counterparty, or cash in an amount sufficient to cover the obligation. When a Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option.

In purchasing and writing options, a Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of an option written could result in a Fund purchasing or selling a security at a price different from the current market value. The Funds may execute transactions in both listed and OTC options.

Swaps: The Funds may enter into swap agreements, in which a Fund and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Funds are recorded in the Statements of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Funds will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps – The Funds may enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Funds enter into credit default agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which they are not otherwise exposed (as seller of protection). The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign) or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, a Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising of an index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index. As a seller (writer), if an underlying credit event occurs, a Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising of an index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index.

•	Interest rate swaps – The Funds may enter into interest rate swaps to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may

42	BLACKROCK BOND ALLOCATION TARGET SHARES	MARCH 31, 2010

Notes to Financial Statements (continued)

decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

Derivative Instruments Categorized by Risk Exposure:

Fair Values of Derivative Instruments as of March 31, 2010
Asset Derivatives
	Statements of Assets and Liabilities Location	Series C	Series M	Series S
Interest rate contracts	Net unrealized appreciation/ depreciation*; Unrealized appreciation on swaps; Investments at value**	$37,941	$152,670	$25,183

Liability Derivatives
	Statements of Assets and Liabilities Location	Series C	Series M	Series S
Interest rate contracts	Net unrealized appreciation/ depreciation*; Unrealized depreciation on swaps; Options written at value	$74,759	$409,563	$61,610
Credit contracts	Unrealized depreciation on swaps	—	—	8,296

Total		$74,759	$409,563	$69,906

*	Includes cumulative appreciation/depreciation of financial futures contracts as reported in the Schedules of Investments. Only current day’s margin variation is reported within the Statements of Assets and Liabilities.
**	Includes options purchased at value as reported in the Schedules of Investments.

The Effect of Derivative Instruments on the Statements of Operations Year Ended March 31, 2010
Net Realized Gain (Loss) from
	Series C	Series M	Series N	Series S
Interest rate contracts:
Financial futures contracts	$(2,868,972)	$463,680	$7,992	$856,466
Options***	—	—	—	305,059
Swaps	—	—	—	179,454
Credit contracts:
Swaps	—	—	—	(3,500)

Total	$(2,868,972)	$463,680	$7,992	$1,337,479

Net Change in Unrealized Appreciation/Depreciation on
		Series C	Series M	Series S
Interest rate contracts:
Financial futures contracts		$(1,095,850)	$(4,420,314)	$(390,751)
Options***		—	—	(26,994)
Swaps		—	—	(3,701)
Credit contracts:
Swaps		—	—	(8,296)

Total		$(1,095,850)	$(4,420,314)	$(429,742)

***	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

BLACKROCK BOND ALLOCATION TARGET SHARES	MARCH 31, 2010	43

Notes to Financial Statements (continued)

For the year ended March 31, 2010, the average quarterly balance of outstanding derivative financial instruments was as follows:

	Series C	Series M	Series S
Financial futures contracts:
Average number of contracts purchased	83	1,706	182
Average number of contracts sold	366	603	33
Average notional value of contracts purchased	$12,488,627	$199,600,291	$37,066,942
Average notional value of contracts sold	$43,093,094	$92,467,855	$3,866,244
Options:
Average number of contracts purchased	—	—	594
Average number of contracts written	—	—	1,453
Average notional value of contracts purchased	—	—	$13,278,125
Average notional value of contracts written	—	—	$22,034,375
Credit default swaps:
Average number of contracts – buy protection	—	—	1
Average notional value – buy protection	—	—	$600,000
Interest rate swaps:
Average number of contracts – pays fixed rate	—	—	1
Average number of contracts – receives fixed rate	—	—	2
Average notional value – pays fixed rate	—	—	$6,375,000
Average notional value – receives fixed rate	—	—	$10,725,000

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Funds for 1940 Act purposes, but BAC and Barclays are not.

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock to provide investment advisory services.

The Manager benefits from the Trust being an investment option in a wrap program for which affiliates of the Manager receive fees. The Manager is contractually obligated to pay expenses it incurs in providing advisory services to the Trust and will pay or reimburse the Trust for all of its direct expenses, except extraordinary expenses and interest expense. The Manager receives no advisory fee from the Trust under the Investment Advisory Agreement.

PFPC Trust Company, an indirect, wholly owned subsidiary of PNC, serves as custodian for each Fund. For these services, the custodian receives a fee computed daily and payable monthly, based on a percentage of the average daily gross assets of each Fund. The fee is paid at the following annual rates: 0.005% of the first $400 million, 0.004% of the next $1.6 billion and 0.003% of average daily gross assets in excess of $2 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of each Fund.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”), an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, acts as administrator for the Trust. For these services, PNCGIS receives administration and accounting services fees computed daily and payable monthly, at the following annual rates: (a) for accounting services, (i) $12,000 for each Fund’s first $250 million in average daily net assets, $12,000 for each Fund’s next $500 million in average daily net assets and 0.0025% for each Fund’s average daily net assets in excess of $750 million, and (ii) $200 per Fund per month, plus $0.65 per cusip per day; (b) for administration services, 0.005% of each Fund’s average daily net assets; and (c) out-of-pocket expenses.

PNCGIS serves as transfer and dividend disbursing agent. For its services, PNCGIS receives an annual fee of $15,000 per Fund, plus transaction fees, per account fees and disbursements.

As mentioned above, the Manager will reimburse the Trust for all such administration, custodian and transfer agent services.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for compensation paid to the Trust’s Chief Compliance Officer.

44	BLACKROCK BOND ALLOCATION TARGET SHARES	MARCH 31, 2010

Notes to Financial Statements (continued)

4. Investments:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the year ended March 31, 2010, were as follows:

	Purchases	Sales
Series C	$175,401,085	$200,935,962
Series M	$495,790,332	$497,860,877
Series N	$6,006,122	$6,180,921
Series S	$161,931,029	$69,444,743

Purchases and sales of US government securities for the year ended March 31, 2010, were as follows:

	Purchases	Sales
Series C	$11,393,941	$9,749,113
Series M	$119,252,193	$105,364,691
Series S	$48,952,855	$67,771,090

Purchases and sales of mortgage dollar rolls for the year ended March 31, 2010, were as follows:

	Purchases	Sales
Series M	$321,017,918	$321,943,253
Series S	$4,321,980	$4,335,102

Transactions in options written for the year ended March 31, 2010, were as follows:

	Series S
	Calls		Puts
	Contracts	Premiums Received	Contracts	Premiums Received
Options outstanding at beginning of year	—	—	400	$22,200
Options written	430	$221,665	1,550	336,791
Options expired	—	—	(1,120)	(55,830)
Options closed	(430)	$(221,665)	(438)	(236,126)
Options outstanding at end of year	—	—	392	$67,035

5. Borrowings:

For the year ended March 31, 2010, the average amount of borrowings and the daily weighted average interest rate in TOBs were as follows:

	Average Borrowings	Daily Weighted Average Interest Rate
Series N	$156,178	0.26%

For the year ended March 31, 2010, the average amount of borrowings and the daily weighted average interest rate in treasury rolls and reverse repurchase agreements were as follows:

	Average Borrowings	Daily Weighted Average Interest Rate
Series C	$706,401	0.62%
Series S	$5,282,428	0.30%

6. Income Tax Information:

Reclassifications: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or on net asset values per share. The following permanent differences as of March 31, 2010 attributable to paydowns, the accounting for swap agreements and amortization methods on fixed income securities were reclassified to the following accounts:

	Undistributed (distributions in excess of) net investment income	Accumulated net realized gain (loss)
Series M	$476,142	$(476,142)
Series N	$(763)	$763
Series S	$129,698	$(129,698)

The tax character of distributions paid during the periods ended March 31, 2010, March 31, 2009 and September 30, 2008 was as follows:

	Series C	Series M	Series N	Series S
Tax-exempt income
3/31/10	—	—	$562,159	—
4/01/08 to 3/31/09	—	—	$508,494	—
10/01/08 to 3/31/09	—	—	—	—
9/30/08	—	—	—	—
Ordinary income
3/31/10	$20,663,733	$15,669,386	$2,585	$4,836,083
10/01/08 to 3/31/09	$10,772,288	$14,423,839	—	$1,177,415
9/30/08	$27,398,793	$24,742,027	—	$1,987,779
Long-term capital gain
3/31/10	—	—	—	$75,650
10/01/08 to 3/31/09	—	$2,443,624	—	$406,530
Total distributions
3/31/10	$20,663,733	$15,669,386	$564,744	$4,911,733
4/01/08 to 3/31/09	—	—	$508,494	—
10/01/08 to 3/31/09	$10,772,288	$16,867,463	—	$1,583,945
9/30/08	$27,398,793	$24,742,027	—	$1,987,779

BLACKROCK BOND ALLOCATION TARGET SHARES	MARCH 31, 2010	45

Notes to Financial Statements (continued)

As of March 31, 2010, the tax components of accumulated net earnings (losses) were as follows:

	Series C	Series M	Series N	Series S
Undistributed ordinary income	—	$49,435	$29,203	$1,289,543
Capital loss carryforward	$(26,603,638)	(27,731,704)	(235,826)	—
Undistributed long-term capital gains	—	—	—	312,373
Net unrealized gains*	17,405,052	2,898,376	329,600	2,485,944

Total	$(9,198,586)	$(24,783,893)	$122,977	$4,087,860

*	The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the deferral of post-October capital losses for tax purposes, the realization for tax purposes of unrealized gain/loss on certain futures contracts, the accounting for swap agreements and the treatment of residual interests in tender option bond trusts.

As of March 31, 2010, Series C, Series M and Series N had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expiring March 31,	Series C	Series M	Series N
2014	$15,174	—	—
2015	118,497	—	—
2016	823,746	—	—
2017	17,377,457	—	$65,327
2018	8,268,764	$27,731,704	170,499

Total	$26,603,638	$27,731,704	$235,826

7. Concentration, Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an entity with which the Funds have unsettled or open transactions may default. The Funds manage counterparty risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Funds’ exposure to credit and counterparty risks with respect to these financial assets is generally approximated by their value as recorded in the Funds’ Statements of Assets and Liabilities, less any collateral held by the Funds.

Series N invests a significant portion of its assets in securities in the city, county & state and power sectors. Changes in economic conditions affecting the city, county & state and power sectors would have a greater impact on Series N and could affect the value, income and/or liquidity of positions in such securities.

8. Capital Shares Transactions:

Transactions in capital shares were as follows:

Series C	Year Ended March 31, 2010	Period October 1, 2008 to March 31, 2009	Year Ended September 30, 2008
Shares sold	9,070,455	7,987,560	11,505,567
Shares issued in reinvestment of dividends	106,680	19,927	8,434

Total issued	9,177,135	8,007,487	11,514,001
Shares redeemed	(12,396,010)	(12,534,818)	(15,198,201)

Net decrease	(3,218,875)	(4,527,331)	(3,684,200)

46	BLACKROCK BOND ALLOCATION TARGET SHARES	MARCH 31, 2010

Notes to Financial Statements (continued)

Series M	Year Ended March 31, 2010	Period October 1, 2008 to March 31, 2009	Year Ended September 30, 2008
Shares sold	10,647,637	8,887,732	10,776,955
Shares issued in reinvestment of dividends and distributions	88,504	32,998	7,355

Total issued	10,736,141	8,920,730	10,784,310
Shares redeemed	(11,869,093)	(13,019,873)	(15,967,742)

Net decrease	(1,132,952)	(4,099,143)	(5,183,432)

Series N	Year Ended March 31, 2010	Year Ended March 31, 2009
Shares sold	—	1,019,820

Net increase	—	1,019,820

Series S	Year Ended March 31, 2010	Period October 1, 2008 to March 31, 2009	Year Ended September 30, 2008
Shares sold	9,701,108	4,852,518	3,415,519
Shares issued in reinvestment of dividends and distributions	27,111	3,607	3,154

Total issued	9,728,219	4,856,125	3,418,673
Shares redeemed	(4,572,939)	(2,049,097)	(1,725,130)

Net increase	5,155,280	2,807,028	1,693,543

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK BOND ALLOCATION TARGET SHARES	MARCH 31, 2010	47

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of BlackRock Bond Allocation Target Shares:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Series C, Series M, Series N, and Series S Portfolios [four of the five portfolios constituting the BlackRock Bond Allocation Target Shares (the “Fund”), (collectively, “the Portfolios”)] as of March 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for the year then ended, for the period October 1, 2008 to March 31, 2009, and for the year ended September 30, 2008 for the Series C, Series M, and Series S Portfolios, and for each of the two years for the period ended March 31, 2010 for the Series N Portfolio, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Portfolios constituting the Fund as of March 31, 2010, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

May  25, 2010

Important Tax Information (Unaudited)

All of the net investment income distributions paid monthly by Series N during the taxable year ended March 31, 2010 qualifies as tax-exempt interest dividends for Federal income tax purposes.

The following information is provided with respect to the ordinary income dividends paid by the Funds for the fiscal year ended March 31, 2010:

Interest Related Dividends and Qualified Short-Term Gains for Non-US Residents
	April 2009 - December 2009		January 2010 - March 2010
Series C	74.42	%*	69.40	%*
Series M	99.91	%*	100.00	%*
Series S	91.11	%*	81.64	%*

Federal Obligation Interest**
Series M	13.10%
Series S	1.32%

*	Represents the portion of the ordinary income dividends eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.
**	The law varies in each state as to whether and what percentage of ordinary income dividends attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

Additionally, Series S distributed Long-Term Capital Gains per share to shareholders of record on June 17, 2009 as follows.

Long-Term Capital Gain
Series S	$0.007876

48	BLACKROCK BOND ALLOCATION TARGET SHARES	MARCH 31, 2010

Officers and Trustees

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Non-Interested Trustees[1]

Robert M. Hernandez 55 East 52nd Street New York, NY 10055 1944	Chairman of the Board, Trustee and Member of the Audit Committee	Since 2004	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001.	34 RICs consisting of 97 Portfolios	ACE Limited (insurance company); Eastman Chemical Company (chemical); RTI International Metals, Inc. (metals); TYCO Electronics (electronics)

Fred G. Weiss 55 East 52nd Street New York, NY 10055 1941	Vice Chairman of the Board, Chairman of the Audit Committee and Trustee	Since 2007	Managing Director, FGW Associates (consulting and investment company) since 1997; Director, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International Plc (a global technology commercialization company) from 2001 to 2007.	34 RICs consisting of 97 Portfolios	Watson Pharmaceutical Inc.

James H. Bodurtha 55 East 52nd Street New York, NY 10055 1944	Trustee	Since 2007	Director, The China Business Group, Inc. (consulting firm) since 1996 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	34 RICs consisting of 97 Portfolios	None

Bruce R. Bond 55 East 52nd Street New York, NY 10055 1946	Trustee	Since 2005	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	34 RICs consisting of 97 Portfolios	None

Donald W. Burton 55 East 52nd Street New York, NY 10055 1944	Trustee	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds since 1983; Member of the Investment Advisory Council of the Florida State Board of Administration from 2001 to 2007.	34 RICs consisting of 97 Portfolios	Knology, Inc. (telecommunications); Capital Southwest (financial)

Honorable Stuart E. Eizenstat 55 East 52nd Street New York, NY 10055 1943	Trustee	Since 2004	Partner and Head of International Practice, Covington and Burling (law firm) since 2001; International Advisory Board Member, The Coca Cola Company since 2002; Advisory Board Member, BT Americas (telecommunications) since 2004; Member of the Board of Directors, Chicago Climate Exchange (environmental) since 2006; Member of the International Advisory Board GML (energy) since 2003.	34 RICs consisting of 97 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical (metallurgical industry); UPS Corporation (delivery service)

Kenneth A. Froot 55 East 52nd Street New York, NY 10055 1957	Trustee	Since 2007	Professor, Harvard University since 1992.	34 RICs consisting of 97 Portfolios	None

John F. O’Brien 55 East 52nd Street New York, NY 10055 1943	Trustee	Since 2007	Trustee, Woods Hole Oceanographic Institute since 2003; Director, Allmerica Financial Corporation from 1995 to 2003; Director, ABIOMED from 1989 to 2006; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007.	34 RICs consisting of 97 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

Roberta Cooper Ramo 55 East 52nd Street New York, NY 10055 1942	Trustee	Since 2007	Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc., (retail) since 2000; Director of ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit), since 2008; President, American Bar Association from 1995 to 1996.	34 RICs consisting of 97 Portfolios	None

BLACKROCK BOND ALLOCATION TARGET SHARES	MARCH 31, 2010	49

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Non-Interested Trustees[1] (concluded)

David H. Walsh 55 East 52nd Street New York, NY 10055 1941	Trustee	Since 2007	Director, National Museum of Wildlife Art since 2007; Director, Ruckleshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Trustee, University of Wyoming Foundation since 2008; Director, The American Museum of Fly Fishing since 1997; Director, The National Audubon Society from 1998 to 2005.	34 RICs consisting of 97 Portfolios	None

Richard R. West 55 East 52nd Street New York, NY 10055 1938	Trustee and Member of the Audit Committee	Since 2007	Dean Emeritus, New York University’s Leonard N. Stern School of Business Administration since 1995.	34 RICs consisting of 97 Portfolios	Bowne & Co., Inc. (financial printers); Vornado Realty Trust (real estate company); Alexander’s Inc. (real estate company)

1	Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

2	Date shown is the earliest date a person has served as a trustee for the Fund covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Fund’s board in 2007, each Trustee first became a member of the boards of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2004; Roberta Cooper Ramo, 2000; David H. Walsh, 2003; Fred G. Weiss, 1998; and Richard R. West, 1978.

Interested Trustees[3]

Richard S. Davis 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2005	Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Chairman, SSR Realty from 2000 to 2004.	169 RICs consisting of 298 Portfolios	None

Laurence D. Fink 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2004	Chairman and Chief Executive Officer of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.	34 RICs consisting of 97 Portfolios	None

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	169 RICs consisting of 298 Portfolios	None

3	Messrs. Davis and Fink are both “interested persons,” as defined in the Investment Company Act of 1940, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Fund based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and PNC securities. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

BLACKROCK BOND ALLOCATION TARGET SHARES	MARCH 31, 2010	50

Officers and Trustees (concluded)

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Fund Officers[1]

Anne F. Ackerley 55 East 52nd Street New York, NY 10055 1962	President and Chief Executive Officer	Since 2009	Managing Director of BlackRock, Inc. since 2000; Vice President of the BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group (GCG) since 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

Jeffery Holland, CFA 55 East 52nd Street New York, NY 10055 1971	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2006 to 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group since 2009; Co-head of Product Development and Management for BlackRock’s U.S. Retail Group from 2007 to 2009; Product Manager of Raymond James & Associates from 2003 to 2006.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009, co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.

Brian Schmidt 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2004; Various positions with U.S. Trust Company from 1991 to 2003 including Director from 2001 to 2003 and Senior Vice President from 1998 to 2003; Vice President, Chief Financial Officer and Treasurer of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust from 2001 to 2003.

Neal J. Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay M. Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005.

Howard B. Surloff 55 East 52nd Street New York, NY 10055 1965	Secretary	Since 2007	Managing Director and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

1	Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Investment Advisor

BlackRock Advisors, LLC

Wilmington, DE 19809

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Accounting Agent, Administrator and Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.

Wilmington, DE 19809

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Custodian

PFPC Trust Company

Philadelphia, PA 19153

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

BLACKROCK BOND ALLOCATION TARGET SHARES	MARCH 31, 2010	51

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at (800) 441-7762.

Availability of Quarterly Portfolio Schedule

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at www.blackrock.com and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

52	BLACKROCK BOND ALLOCATION TARGET SHARES	MARCH 31, 2010

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This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

BATS-3/10-AR

Item 2	–	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3	–	Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”) has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez Fred G. Weiss Richard R. West

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4	–	Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
Series C Portfolio	$32,100	$32,100	$0	$0	$6,100	$6,100	$104	$1,028
Series M Portfolio	$32,100	$32,100	$0	$0	$6,100	$6,100	$96	$1,028
Series N Portfolio	$32,200	$32,200	$0	$0	$6,100	$6,100	$3	$1,028
Series S Portfolio	$32,100	$32,100	$0	$0	$6,100	$6,100	$21	$1,028

1	The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2	The nature of the services include tax compliance, tax advice and tax planning.
3	The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
Series C Portfolio	$16,981	$414,628
Series M Portfolio	$16,973	$414,628
Series N Portfolio	$16,880	$414,628
Series S Portfolio	$16,898	$414,628

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. Regulation S-X Rule 2-01(c)(7)(ii) – $10,777, 0%

Item 5	–	Audit Committee of Listed Registrants – Not Applicable

Item 6	–

Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10	–	Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11	–	Controls and Procedures

11(a)	–	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.

11(b)	–	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	–	Exhibits attached hereto

12(a)(1)	–	Code of Ethics – See Item 2

12(a)(2)	–	Certifications – Attached hereto

12(a)(3)	–	Not Applicable

12(b)	–	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Bond Allocation Target Shares

By:	/s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer of BlackRock Bond Allocation Target Shares

Date: May 27, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer (principal executive officer) of BlackRock Bond Allocation Target Shares

Date: May 27, 2010

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Bond Allocation Target Shares

Date: May 27, 2010